Exhibit 10.30
***** CONFIDENTIAL TREATMENT REQUIRED
Digital Item License and Distribution Agreement
DIGITAL ITEM LICENSE AND DISTRIBUTION AGREEMENT
This Digital Item License and Distribution Agreement (with its Exhibits, the “Agreement”), is made and entered into as of August 15,2004 (the “Commencement Date”) by and between Nextel Operations, Inc., a Delaware corporation, with offices at 2001 Edmund Halley Drive, Reston, Virginia 20191 (“Nextel”), on behalf of itself and its Affiliates, as defined below, and Sorrent, Inc., a California corporation, with offices at 1810 Gateway Drive, Suite 200, San Mateo, CA 94404 (“Company”). Nextel and Company may be referred to individually as a “Party” and collectively as the “Parties.”
WHEREAS, Nextel, together with various subsidiaries and affiliated companies, owns and/or operates systems to provide wireless telecommunications (the “Systems”), and provides access to such Systems to its customers (“Nextel User”) over handsets and other devices (“Devices”);
WHEREAS, Company has developed and/or has the right to license or sublicense specific Digital Items (as defined in Section 1) to be made available to Nextel Users.
WHEREAS, Nextel desires to license certain Digital Items from Company on a non-exclusive basis for distribution to Nextel Users through various Distribution Channels (as defined in Section 1), and Company desires to grant such a license to Nextel;
WHEREAS, once certified by Nextel as a Trusted Publisher (as defined in Section 1), Company may bypass certain testing requirements and self-publish to certain Distribution Channels;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. DEFINITIONS. In addition to as defined herein:
a.	“Affiliate” of a Party shall mean any entity that controls, is controlled by, or is under common control with, such Party. For the purposes of clarification, Nextel’s Affiliates shall have the right to make available the Digital Items via Devices and distribution channels in the same manner as Nextel is permitted to do so hereunder, subject, in each such instance, to the terms of this Agreement, including the payment obligations set forth in Exhibit E-1 and/or E-2, as applicable.

b.	“Boost Mobile” shall mean Boost Mobile, LLC, a Delaware limited liability corporation that is an Affiliate of Nextel.

c.	“Boost Mobile Trusted Publisher” shall mean the certification that may be given to Company by Boost Mobile upon satisfaction of the requirements contained in Section 6 enabling Company to bypass certain testing requirements and self-publish to certain Distribution Channels.

d.	“Boost User” shall mean a customer of the Systems through Boost Mobile-branded Devices.

e.	“Change” shall include, but shall not be limited to: (i) Any alteration of the manner in which a Digital Item operates with the Systems or Devices; (ii) any change to the call flow or the amount of data transferred to and from Systems by a Digital Item, including the time associated with such data transfer; (iii) any material change or upgrade of a Digital Item or the features or functionalities thereof; or (iv) any new release, version bug fixes or software patches to a Digital Item.

f.	“Demonstration Version” shall mean the version of a Digital Item that has limited functionality, requiring subscription or further licensing to be fully functional, and may be made available at no charge to Nextel Users. Demonstration Versions may be Local or Network Aware. A Demonstration Version may be enabled as a Full Version upon subscriber being billed for the Full Version.
Glu Mobile Inc. — S-1

*****	The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.
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Digital Item License and Distribution Agreement
g.	“Derivative Device Group” shall mean, for the purpose of the Payments to be made pursuant to Exhibit E, Devices which are indistinguishable from each other from an operational standpoint (i.e. i730, i733 and 1736, Devices), as identified by Nextel. Derivative Device Groups are subsets of Device Groups.

h.	“Device Group” shall mean handsets or devices that have the same or similar virtual machine (VM), screen color, screen resolution and processor, as further described in the Trusted Publisher Guide.

i.	“Digital Items” shall include, but shall not be limited to, ring tones, ring tunes, wallpapers, screen savers, games, audio files, MP3 files, video clips and streaming video files.

j.	“Distribution Channel” shall mean the channels or methods for distribution of the Digital Items, including but not limited to those listed in Exhibit D.

k.	“Full Version” shall mean the version of a Digital Item which is fully functional. Full Versions include Local and Network Aware Digital Items.

I.	“Local Digital Item” shall mean a Digital Item that has no client/server communication capabilities from within the MIDIet (J2ME application).

m.	“Network Aware Digital Item” shall mean a Digital Item that can perform client/server communication whether or not an integral feature/functionality. Includes all protocols, including HTTP and various types of messaging from within the MIDIet (J2ME application).

n.	“Nextel User” shall have the meaning set forth in the first whereas clause in this Agreement and shall include Boost Users except as otherwise provided in Exhibits D-1, E-1, and l-1.

o.	“Preload” shall mean the embedment or pre-installation of Digital Items on Devices.

p.	“Trusted Publisher” shall mean the certification that may be given to Company by Nextel upon satisfaction of the requirements contained in Section 6, enabling Company to bypass certain testing requirements and self-publish to certain Distribution Channels.

q.	“User Data” shall mean any information about an existing or Prospective Nextel User that Company obtains in any manner pursuant to this Agreement. Without limiting the foregoing, User Data shall include any information that relates to (i) a Nextel User’s identity, account information, billing or credit information; (ii) Nextel User’s usage of Nextel’s services, the Systems or the Digital Items and all information derived from such usage (including but not limited to page views, numbers of page views, and purchase information); (iii) information about the geographic location of Devices or Nextel Users (“Location Information”); and (iv) any information that Company obtains once a visitor to Company’s website clicks on a link that directs that visitor to any website of Nextel or any Affiliate of Nextel (“Prospective Nextel User”).
2. LICENSE GRANT.
a.	License. Company grants to Nextel and its Affiliates, during the Term, a nonexclusive, worldwide, royalty-free, fully paid-up right and license (with the right to sublicense) to:
i)	Use, copy, store, test and evaluate the Digital Items;

ii)	Modify and create derivative works from the Digital Items solely to support billing for and distribution of such Digital Items;

iii)	Publicly display, perform, market, advertise, promote and demonstrate the Digital Items;

iv)	Distribute the Digital Items, copies thereof and/or modified or derivative works thereof to and through the Distribution Channels; and

v)	Provide a right to use the Digital Items, copies thereof and/or modified or derivative works thereof to one or more Nextel Users to and through the Distribution Channels.
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b.	Acknowledgement. Company acknowledges and agrees that:
i)	Nextel (or its agents or Affiliates) may present to Nextel Users (to whom a Digital Item is distributed) an end user license agreement between Company and such Nextel User (to which Nextel shall not be a party and to which Company shall be bound), which may contain provisions concerning: Restricting use of the Digital Item to the Nextel User’s own use solely in connection with the Devices; prohibiting reverse engineering of the Digital Item; indicating copyright in the Digital Item; and requiring the Nextel User to cease using the Digital Item if the Nextel User fails to comply with the terms and conditions of such license agreement.

ii)	Nextel Users to whom a Digital Item is licensed and/or distributed may use the Digital Item on a worldwide basis for the term indicated in the license to the Nextel User, and such Nextel Users shall have the right to continue to use the Digital Item notwithstanding any termination or expiration of this Agreement.

iii)	If the Digital Item license contains a perpetual right to refresh the Digital Item (“Refresh Digital Item”), Nextel shall have the right to continue to license and/or distribute such Refresh Digital Item to such Nextel Users, notwithstanding any termination or expiration of this Agreement.
3.	DESCRIPTION OF DIGITAL ITEMS. The Digital Items and their features and functionalities are described in Exhibit A-1 and/or Exhibit A-2 (and such other consecutively numbered Exhibit A’s as may be added to this Agreement from time to time upon the mutual agreement of the Parties), or shall subsequently be described in a form substantially similar to and containing substantially the same information as listed in Exhibit A-1 and/or Exhibit A-2, such form to be received by Company following submission of a Digital Item to Nextel. Upon Nextel’s request, and without limitation of the warranties provided by Company under this Agreement, Company shall supply evidence of intellectual property rights to Digital Items and/or identify all parties who own or hold licenses to intellectual property associated with the Digital Item and any other information necessary to respond to any third party intellectual property infringement claims.
4. AUTHORIZATION/ CHANGES.
a.	Authorization. On and after but not before the availability, through a Distribution Channel, of a Digital Item to Nextel Users, Company, Nextel and its Affiliates are hereby authorized to market or present such Digital Item as being compatible with the Systems and/or the Devices in accordance with the terms and conditions of this Agreement.
i)	This Agreement does not authorize Company to market and/or present any other application or digital item (or Change thereto) as compatible with the Systems and/or Devices other than those that meet the terms and conditions of this Agreement (“Unauthorized Digital Item”), even if such Unauthorized Digital Item purports to be compatible or usable with Nextel products or services.

ii)	In the event Nextel or an Affiliate of Nextel has knowledge of Company marketing and/or presenting an Unauthorized Digital Item, or Nextel or an Affiliate of Nextel determines that a Digital Item is causing or is likely to cause disruption or interference with the Systems, Nextel and such Affiliate has the right, in its sole discretion, not to be unreasonably exercised, to immediately: (1) Disable access to the Unauthorized Digital Item or Digital Item without notice; (2) remove the Unauthorized Digital Item or Digital Item from a Distribution Channel without notice; (3) revoke certification as a Trusted Publisher (and/or Boost Mobile Trusted Publisher) without notice; and/or (4) terminate this Agreement upon written notice.
b.	Changes. Company shall provide to Nextel, Nextel’s Affiliates and Nextel Users, at no charge, Changes to a Digital Item as become necessary, as arise out of issues identified by Nextel during
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Digital Item License and Distribution Agreement
acceptance testing, or as are necessary to meet Company’s obligations under this Agreement. Such Changes shall be tested in accordance with Exhibit B.
5.	SUBMISSION AND TESTING. Company shall follow the procedures for submission and testing of Digital Items as contained in Exhibit B. Unless otherwise stated herein, Nextel and its Affiliates shall have no obligation to accept, review, test or distribute any Digital Item. Local Digital Items shall not have hidden or non-disclosed network aware functionality. Company shall include a “help” section for every Digital Item, which shall include instructions as well as Company customer care contact information (e.g., email address). Digital Items shall also include an “about” section (or equivalent) that includes version (if applicable) and copyright information.
6. TRUSTED PUBLISHER AND BOOST MOBILE TRUSTED PUBLISHER.
a.	General. Upon satisfaction of the requirements concerning Trusted Publisher certification contained in Exhibit C-1, and written notice from Nextel, in Nextel’s sole discretion, of such certification, Company may be considered a Trusted Publisher, able to bypass certain testing requirements of Exhibit B and distribute the Digital Items by self-publishing to certain Distribution Channels pursuant to Exhibit D. Trusted Publisher procedures are further described in the Trusted Publisher Guide (which shall be made available to Company). Upon satisfaction of the requirements concerning Boost Mobile Trusted Publisher certification contained in Exhibit C-2, and written notice from Boost Mobile, in their sole discretion, of such certification, Company may be considered a Boost Mobile Trusted Publisher, able to bypass certain testing requirements of Exhibit B and distribute the Digital Items by self-publishing to certain Distribution Channels pursuant to Exhibit D. Boost Mobile Trusted Publisher procedures are further described in the Boost Mobile Trusted Publisher Guide (which shall be made available to Company).

b.	Nextel shall have sole discretion over whether to certify Company as a Trusted Publisher, and such certification shall follow the procedures outlined in the Trusted Publisher Guide. Certification of Company as a Trusted Publisher shall only be effective upon written notification from Nextel. Nextel may revoke certification of a Company as a Trusted Publisher at any time in its sole discretion, not to be unreasonably exercised, without notice. If certification as a Trusted Publisher is revoked, Company shall not be entitled to bypass certain testing and self-publish until such time Nextel reinstates Company’s Trusted Publisher status, in its sole discretion, or the Agreement terminates or expires, whichever is sooner.

c.	Boost Mobile shall have sole discretion over whether to certify Company as a Boost Mobile Trusted Publisher, and such certification shall follow the procedures outlined in the Boost Mobile Trusted Publisher Guide. Certification of Company as a Boost Mobile Trusted Publisher shall only be effective upon written notification from Boost Mobile. Boost Mobile may revoke certification of a Company as a Boost Mobile Trusted Publisher at any time in its sole discretion, not to be unreasonably exercised, without notice. If certification as a Boost Mobile Trusted Publisher is revoked, Company shall not be entitled to bypass certain testing and self-publish until such time as Boost Mobile reinstates Company’s Boost Mobile Trusted Publisher status, in its sole discretion, or the Agreement terminates or expires, whichever is sooner.
7. ORDERING AND BILLING.
a.	Ordering. Except in the case of Preloaded Digital Items, the Digital Items shall be ordered by Nextel Users via the Distribution Channels. Company acknowledges that Nextel Users and may incur data charges to download and/or use a Digital Item must be provisioned with a Nextel data rate plan or a Boost Mobile data rate plan.

b.	Billing. Nextel, an Affiliate of Nextel, and/or a third party service provider(s) for Nextel or an Affiliate of Nextel shall bill Nextel Users for the Digital Items. Where Company is involved in the process of billing Nextel Users for Digital Items, Company will abide by all rules and requirements for billing
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Nextel Users for the Digital Items, including but not limited to those requiring presentation of all necessary notices and proper recording and posting of transactions.
8.	DISTRIBUTION. Distribution of the Digital Items to and through the Distribution Channels shall occur as set forth in Exhibit D-1 and/or Exhibit D-2, as applicable. As further described in Exhibit D-1 or Exhibit D-2, except for the distribution of Preload Digital Items, which shall occur only upon the mutual agreement of the Parties, distribution of a Digital Item to a particular Distribution Channel shall be at the sole discretion of Nextel or an Affiliate of Nextel. Upon such distribution, Nextel or such Affiliate may notify Company of the particular Distribution Channel. At any time in its sole discretion, not to be unreasonably exercised, without notice, Nextel may disable or remove any Digital Item from any Distribution Channel. Nextel may exercise its sole discretion for reasons including but not limited to the following: Violation of the terms of this Agreement or of the Trusted Publisher Guide; marketing of an Unauthorized Digital Item; disruption or interference with the Systems; alleged or actual infringement of intellectual property rights of a third party; violation of the SLA’s or the Content Standards; underperformance of a Digital Item from a sales perspective; or excessive care complaints regarding a Digital Item.

9.	PAYMENTS AND PRICING. The Payments shall be made as set forth in Exhibit E. In no event shall a Local Digital Item have a retail price below $***** (“Minimum Local Digital Item Retail Price”). Otherwise, regarding pricing greater than the Minimum Local Digital Item Retail Price, Company may suggest a retail price for a Digital Item and Nextel and its Affiliates may accept such suggested retail price, however, Nextel and its Affiliates will retain complete and sole discretion regarding the pricing of the Digital Items and their products and services. Each Party shall be responsible for its own costs and expenses in performing its obligations under this Agreement, and neither Party shall be entitled to reimbursement for such costs or expenses from the other Party.

10.	CO-MARKETING. Each Party shall perform its co-marketing obligations as set forth in Exhibit F. Company agrees to treat Nextel and Boost Mobile as prominently as other similarly situated carriers, wireless service providers or device manufacturers if a relationship with another carrier, wireless service provider or device manufacturers is established.
11. ADVERTISING.
a.	Company shall not, without Nextel’s prior written consent, cause or permit any advertising to be served to or displayed on any Device of any Nextel User, and shall ensure that no advertising is served to or displayed on any Device of any Nextel User.

b.	Splash Screen. Notwithstanding the foregoing, Company may serve an initial page while the Digital Item is activated (“Splash Screen”) only (i) if in accordance with the then-current guidelines provided by Nextel to Company; and (ii) after Company has received prior written consent from Nextel for such Splash Screen. However, prior written consent shall not be required where (iii) written consent has already been obtained for a substantially similar Splash Screen; and (iv) such substantially similar Splash Screen contains only the name of the Digital Item, Company’s name and/or the name of the developer or owner/original licensor of the Digital Item.
12. SERVICE LEVEL AGREEMENTS AND CONTENT STANDARDS.
a.	Customer Care SLA. Company shall provide at its sole expense customer care to all Nextel Users to whom a Digital Item is licensed as set forth in Exhibit G-1.

b.	Availability/ Hosting SLA. The Parties shall comply with the obligations concerning operational issues as set forth in Exhibit G-2, and, where Company has hosting obligations regarding a Network Aware Digital Item, Company shall comply with the hosting obligations set forth in therein.

c.	Content Standards. Company shall comply with the content standards set forth in Exhibit G-3 (“Content Standards”), or as may otherwise be provided by Nextel from time to time.

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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Digital Item License and Distribution Agreement
13.	POINTS OF CONTACT. Company shall assign and maintain at all times during the Term the points of contact set forth in Exhibit H attached hereto, which shall act as either the primary liaison between Company and Nextel or the contact for the purpose of receipt of process. Company shall notify Nextel of any changes to such points of contact in writing at least seven (7) days prior to such change becoming effective.

14.	REPORTING. The Parties shall provide reports as set forth in Exhibit I-1 and/or Exhibit I-2, as applicable.
15. PRIVACY POLICIES AND USER DATA.
a.	User Data. All User Data is and will remain the exclusive property of Nextel or its Affiliates except that data which Company obtains independently of this Agreement or its relationship with Nextel. Company agrees that it shall collect, access, use, maintain, disclose or share User Data only to the extent necessary to deliver its services or fulfill its obligations under this Agreement. If Nextel Users become customers of Company independent of the activities contemplated under this Agreement, nothing in this Agreement shall restrict Company’s use of information it obtains through such separate activities.

b.	Purging of Information. Unless preservation is required by law, Company shall permanently purge communication content that is generated by Nextel Users by use of the Digital Items (including but not limited to chat room discussion), such communications content obtained and stored by Company, when no longer necessary for the Nextel User’s purposes.

c.	Privacy Laws. Company’s collection, access, use, security, and disclosure of User Data shall comply with all applicable laws, rules and regulations, including without limitation the requirements of 47 U.S.C. § 222 and the Federal Communication Commission’s implementing Customer Proprietary Network Information rules and regulations (the “CPNI Rules”), as may be amended from time to time. Company shall at all times perform its obligations hereunder in such a manner as not to cause Nextel to be in material violation of any applicable laws or regulations.

d.	Security. Company shall employ administrative, physical, and technical safeguards that prevent the unauthorized collection, access, use, and disclosure of User Data (“Security”). With respect to User Data, Company shall (i) provide at least as much Security as it does for its most highly sensitive and secret information, but in no event less than the highest standards of best industry practice for information security, as they may change from time to time (the “Security Standard”); (ii) encrypt, for transport and storage, all User Data in a manner that meets or exceeds the Security Standard; (iii) train its employees, agents, and contractors who have a need to access and use User Data for the purposes enumerated herein (each an “Authorized Employee”) on privacy, security, and confidentiality obligations hereunder; (iv) ensure that only Authorized Employees may access User Data, on a need-to-know basis, and only if such Authorized Employees are bound in writing by confidentiality obligations that are no less stringent than those contained in this Agreement; and (v) logically or physically separate User Data from other data, without commingling any data that is not necessary for the fulfillment of Company’s obligations under this Agreement. During the term of each Authorized Employee’s employment by Company, Company shall at all times ensure that such Authorized Employee strictly abides by his/her obligations hereunder and, after the termination of his/her employment, Company shall use at least the same level of effort to enforce the Security obligations of such Authorized Employee as Company uses to enforce such obligations with respect to its own similarly confidential information, provided that Company shall not use less than reasonable efforts in such enforcement.

e.	Customer Contact. Company may only contact a Nextel User to deliver the services or products contemplated under this Agreement. Notwithstanding any other provision in this Agreement, Company shall not use User Data to contact a Nextel User through a Nextel handset in any manner (including but not limited to voice or text messaging) unless the Nextel User gives prior opt-in

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Digital Item License and Distribution Agreement
consent to receive such communications. For purposes of clarification, Company is authorized to utilize text messages or short messaging service (SMS) to contact Nextel Users via the Nextel handset only if (1) such contact is required as part of providing a Digital Item to a Nextel User (e.g.. interactive games); (2) the message transmitted by Company does not include any advertisement, solicitation or commercial promotion; and (3) Company obtains Users’ informed opt-in consent before Company transmits such message. Such opt-in consent shall only be valid for contact directly related to the specific Digital Item to which Company was able to obtain opt-in consent. Company shall obtain additional opt-in consents before contacting a Nextel User in connection with any other Digital Item. To obtain such consent, Company shall provide a clear and non-misleading notice to Nextel Users regarding (i) additional charges that Users may incur relating to such contact from Company, and (ii) procedures for Users to withdraw their opt-in consent at any time without charge (e.g., via a toll-free telephone call). Company shall make such rescission effective within twenty-four (24) hours of the User’s rescission. Company further agrees that it shall implement a system by which the status of such User consent can be clearly established and communicated to Authorized Employees prior to the transmission of such messages, and Company shall maintain records of such User consent for a minimum of two (2) years from the date of any such activity.

f.	Company Direct Marketing. Except through a Device, Company may contact a Nextel User to market its own products and services provided it first obtains a Nextel User’s Prior Consent, and only to deliver the services or products contemplated under this Agreement. “Prior Consent” shall mean an affirmative act by a Nextel User to agree, either electronically or in writing, to receive Company’s own marketing material (“Marketing Material”) in response to a clear and conspicuous solicitation (“Solicitation”) that explains in plain English the purpose and scope of the Solicitation, and the method by which Company will communicate with the Nextel User—such method to exclude wireless messaging of any kind. Company shall store any Solicitation and Prior Consent for a period of three (3) years. Company shall not include in any Solicitation or Marketing Material any reference to Nextel or its products and services. Company shall enable each Nextel User to rescind Prior Consent at any time, without charge (via a toll-free telephone call and e-mail) and Company shall make such rescission effective within twenty-four (24) hours of the rescission.

g.	Location-Based Services. Notwithstanding any other provision of this Agreement, Company shall not collect, access, use or disclose any User Data (including Location Information) to provide any location-based services or Location Information to anyone, and Nextel shall not be obligated to perform under this Agreement, unless the location based service in question integrates fully with Nextel’s location notice and consent regime to Nextel’s complete satisfaction (“Notice” and “Consent” regime). Company shall delete Location Information immediately, when it is no longer necessary for Nextel User’s purposes. Without limiting the foregoing, Company shall ensure that each Nextel User may rescind Consent at any time, without charge (e.g., via a toll-free telephone call) pursuant to a rescission method approved in writing by Nextel (“Rescission”), and Company shall make such Rescission effective within twenty-four (24) hours of a Nextel User’s Rescission. Company must maintain records of any Notice, Consent, and Rescission for as long as a Nextel User subscribes to Company’s services or application, plus an additional two (3) years. Company shall not make any statement about the accuracy of Location Information, unless Nextel approves such statement in writing.

h.	Disclosure and Return. Except in response to a valid court order or otherwise to the extent legally required in response to a request from a law enforcement agency, in no event shall Company disclose any User Data to any third party. Company must notify Nextel prior to, or as soon as practicable following, the disclosure of User Data pursuant to a valid governmental or law enforcement request. Nextel reserves the right to seek a protective order or to take other appropriate action to prevent or limit such disclosure. Company agrees to cooperate with Nextel’s efforts to obtain a protective order or other reasonable assurance that confidential treatment will be afforded the User Data in question. Company agrees to return, or at Nextel’s election, to destroy (and certify in writing such destruction) all User Data upon the termination or expiration of this Agreement or earlier if requested to do so in writing by Nextel.

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i.	Compliance with Surveillance Orders. Company shall ensure that it: (i) enables Nextel to comply in a timely manner with any legal process, such as a subpoena (“Legal Process”) that is served on Nextel or an Affiliate of Nextel and which involves a request or order of any kind by any government, government agency, or any court as a result of any such government request(s) of User Data, e.g., content communicated via or stored via Company’s service or application, as well as associated information such as routing or identifying information (“Surveillance Information”); and (ii) complies with any Legal Process that is served on Company and which involves a request or order for Surveillance Information. Accordingly, Company shall maintain a contact, available 24 hours per day, 7 days per week (24x7) for responding to Legal Process. Company’s 24x7 contact information is listed in Exhibit H; Company shall update Nextel of any change in its 24x7 contact information by informing the Nextel contact listed in Exhibit H prior to any such change. Company shall fully comply with any statutory or regulatory requirement, applicable to Nextel or an affiliate of Nextel by virtue of this Agreement, which governs the surveillance of communications (including without limitation the Communications Assistance for Law Enforcement Act (“CALEA”), the Electronic Communications Privacy Act (“ECPA”), and 18 U.S.C. § 2518); and Company shall cooperate with Nextel to ensure Nextel’s compliance with such requirements. Notwithstanding anything to the contrary in this Agreement, Nextel may terminate this Agreement immediately if in its sole discretion it determines that it cannot meet any of its surveillance requirements due to Company.
j.	Miscellaneous. Company shall immediately notify Nextel of any activity, including but not limited to marketing activity, that may result in the violation of the Privacy Laws, and any breach of Security. Company shall make all reasonable efforts to assist Nextel in relation to the investigation and remedy of any such violation or breach, and any claim, allegation, action, suit, proceeding or litigation related thereto. Company acknowledges and agrees that a breach of any obligation set forth in this Section 15 may result in irreparable harm for which monetary damages may not provide a sufficient remedy and, as a result, Nextel may seek both monetary damages and equitable relief. Neither Section 25 of this Agreement nor the NDAs referenced therein shall govern the obligations and rights that relate to User Data; rather, this Section 15 and the balance of this Agreement (with the exception of Section 25 and the NDAs referenced therein) shall govern the obligations and rights that relate to User Data.
16. TERM OF AGREEMENT.
a.	The initial term of this Agreement shall commence August 15, 2004 and end twelve (12) months later (the “Initial Term”). This Agreement shall automatically renew for additional twelve (12) month periods (each twelve (12) month period is referred to as an “Extension Term”) unless one Party provides written notice to the other Party at least sixty (60) days prior to the expiration of the Initial Term or an Extension Term that it does not want to renew the Agreement, provided that each Party also shall have the option to terminate this Agreement in part (i.e. to cause it to be deemed amended as provided in Section 17d(i) or (ii) below) as of such automatic renewal by providing written notice to the other Party at least sixty (60) days prior to the expiration of the Initial Term or an Extension Term that it desires the definition of Nextel User to be modified as specified in Section 17d(i) or Section 17d(ii), as the case may be, in which case the Agreement shall be deemed amended as provided in such Section as of the date of the automatic renewal following such notice. Each Extension Term, together with the Initial Term, is referred to as the “Term.”
b.	Acknowledgement. The Parties acknowledge and agree that the Digital Item License and Distribution Agreement executed by Company on or about June 14, 2004, as amended by Amendment No. 1 executed by Company on or about August 3, 2004 (the “Former Agreement”) is terminated as of August 14, 2004, and that this Agreement shall replace the Former Agreement as of the Commencement Date. On and after the Commencement Date, the Agreement shall govern and Digital Items that were licensed under the Former Agreement and the relationship of the Parties regarding the subject matter noted herein.
17. TERMINATION. In addition to as otherwise stated herein:

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a.	Either Party may terminate this Agreement immediately upon written notice if the other Party: (i) Except for the reasons giving cause for immediate termination as set forth below, fails to cure a breach of its obligations hereunder within fifteen (15) days of the delivery of written notice thereof; or (ii) ceases to do business in the normal course; becomes or is declared insolvent or bankrupt; is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) days of its filing; makes an assignment for the benefit of its creditors; or elects to or otherwise dissolves.

b.	Nextel may terminate this Agreement immediately upon written notice to Company if Company: (i) Is not certified as a Trusted Publisher by Nextel within six (6) months of the Commencement Date of the Agreement (if Company had begun the process for Trusted Publisher certification); (ii) is or has been the subject of a change in control transaction where more than fifty percent (50%) of Company’s voting securities are transferred or Company sells or transfers all or substantially all of its assets; (iii) fails to comply with its obligations with respect to confidentiality and/or user data and privacy as set forth in the Agreement; (iv) utilizes any Nextel intellectual property without Nextel’s prior written consent or in an unauthorized manner; or (v) infringes or is alleged to infringe on the intellectual property rights of any third party.

c.	Company may terminate this Agreement immediately upon written notice to Nextel if Nextel: (i) fails to comply with its obligations with respect to confidentiality and/or user data and privacy as set forth in the Agreement; (ii) utilizes any Company intellectual property without Company’s prior written consent or in an unauthorized manner, or (iii) if Company is or has been the subject of a change in control transaction where more than fifty percent (50%) of the Company’s voting securities are transferred or Company sells or transfers all or substantially all of its assets.

d.	If a Party is entitled to terminate this Agreement pursuant to Sections 17(a), (b) or (c) above, then such party also shall be entitled to terminate this Agreement in part by notifying the other Party to this Agreement in writing of the following:
i)	To Limit Scope to Exclude Boost Users: That it desires the definition of Nextel User to be modified to eliminate Boost Users from such definition, in which event commencing as of the 60th day following such written notice (or such later date specified in such notice), (a) this Agreement shall be deemed amended by inserting “not” immediately before “include Boost Users” in the definition of “Nextel User” in Section 1.m; (b) Company shall cease the use of Boost Mobile Trademarks immediately following such change in the definition of “Nextel Users” and eliminate any mention of a relationship between Boost Mobile and Company in sales, marketing and/or other materials, including electronic media; (c) Company’s license to use, reproduce, distribute and display the Boost Mobile Trademarks shall automatically terminate; (d) the provisions in the Agreement relating to Boost Mobile Trusted Publisher shall be deemed deleted from the Agreement; (e) “and Boost Mobile” shall be deleted from Section 10; (f) Exhibits A-2, C-2, D-2, E-2, and I-2 shall no longer be applicable during the remaining Term except to the extent applicable as a result of a Party’s exercise of the rights provided under Section 18(c); (g) Boost Mobile shall no longer be a Party to the Agreement for purposes of the remaining Term after the end of any applicable Sell-Off Period under Section 18(c). Notwithstanding such change in the definition of “Nextel User”, Nextel and its Affiliates shall continue to have, with respect to Boost Users, the rights provided in Section 2 for the same periods of time that they would have had under Section 18(c) of this Agreement if the Agreement had expired or terminated on the effective date of such change in definition, and (h) “and to Boost Mobile” shall be deleted from Section 4 of Exhibit F.

ii)	To Limit Scope to Boost Users Only: That it desires the definition of Nextel Users to be modified to eliminate persons other than Boost Users from the definition pursuant to the partial termination rights granted in Section 17(d), in which event commencing as of the 60th day following such written notice (or such later date specified in such notice) (a) this Agreement shall be deemed amended by deleting from such definition “and shall include Boost Users” and

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inserting in its place the following: “except that it shall only include Boost Users and not include any non-Boost Users”; (b) Company shall cease the use of Nextel Trademarks immediately following such change in the definition of “Nextel Users”, and eliminate any mention of a relationship between Nextel and Company in sales, marketing and/or other materials, including electronic media, except to the extent related to Boost Mobile or Boost Mobile products and services; (c) Company’s license to use, reproduce, distribute and display the Nextel Trademarks shall automatically terminate; (d) the provisions in the Agreement relating to Trusted Publisher shall be deemed deleted from the Agreement; and (e) “Nextel and” shall be deleted from Section 10; (f) Exhibits A-1, C-1, D-1, E-1, and I-1 shall no longer be applicable during the remaining Term except to the extent applicable as a result of a Party’s exercise of the rights provided under Section 18(c). Notwithstanding such a change in the definition of “Nextel User”, Nextel and its Affiliates shall continue to have, with respect to Nextel Users who are not Boost Users, the rights provided in Section 2 for the same periods of time that they would have had under Section 18(c) of this Agreement if the Agreement had expired or terminated on the effective date of such change in definition.
18.	RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION. Upon the termination or expiration of this Agreement:
a.	Company shall immediately (i) eliminate any mention of a relationship between Nextel and Company in all sales, marketing and/or other literature or other materials, including electronic media; (ii) cease the use of any Nextel Trademarks or Boost Mobile Trademarks (each as defined in Section 19); and (iii) return to Nextel, destroy or permanently erase without retaining copies thereof, all Nextel Information (as defined in Section 25).

b.	Nextel shall, within thirty (30) days of such termination or expiration: (i) eliminate any mention of a relationship between Nextel and Company in all sales, marketing and/or other literature or other materials, including electronic media; (ii) cease the use of any Company Trademarks (as defined in Section 19); and (iii) return to Company, destroy or permanently erase without retaining copies thereof, all Company Information (as defined in Section 25).

c.	Sell-Off Periods. Except for Preloaded Digital Items and Refresh Digital Items, for a period of ***** calendar days following the effective date of termination or expiration, Nextel and its Affiliates shall continue to have the rights contained in Section 2 (“Regular Sell-Off Period”). In the case of Preloaded Digital Items, for a period of ***** calendar days following the effective date of termination or expiration, Nextel and its Affiliates shall continue to have the rights contained in Section 2 herein solely for the purpose of sublicensing and distributing the Digital Items for Preload (“Preload Digital Item Sell-Off Period”). Company acknowledges that Devices upon which Digital Items were Preloaded during the Preload Digital Item Sell-Off Period may subsequently be distributed to Nextel Users following the conclusion of the Preload Digital Item Sell-Off Period.

d.	Sections 15, 18, 21-25, 27, 28-29 and any other Sections which by their nature refer to obligations of a Party applicable beyond the Term shall survive this Agreement. Both Parties shall continue to perform their obligations under this Agreement during any notice period prior to the actual termination of this Agreement.
19.	TRADEMARKS. Each Party hereby grants to the other Party a non-exclusive, nontransferable, royalty- free license to use, reproduce, distribute and display the trademarks, service marks and logos of the other Party, and of third parties to which such Party has sufficient rights, such trademarks, service marks and logos set forth in Exhibit J (the “Trademark(s)”), except that if any trademarks, services marks or logos on such Exhibit J are designated as Boost Mobile trademarks, then Boost Mobile grants to Company a non-exclusive, nontransferable, royalty-free license to use, reproduce, distribute and display such trademarks, service marks and logos. Such license shall be effective during the Term and solely in connection with the performance of a Party’s obligations under this Agreement, provided that (except with regard to Nextel’s use of Company’s Trademarks in marketing and promoting the availability of the Digital Items, which shall be subject to Nextel’s reasonable discretion in the

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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determination of placement and size), each use of a Trademark shall be approved by the Trademark owner in writing and in advance of such use. Except as provided in this Section 19, neither Party shall have any rights to use the Trademarks or trade names of the other Party of its Affiliate, and neither Party shall acquire any right to any goodwill, trademark, service mark, copyright, or other form of intellectual property of the other Party or its Affiliate. Each Party agrees (a) that each and all use(s) of the other Party’s (including the Trademarks of such other Party’s Affiliates) Trademarks will not alter such Trademarks in any way; and (b) to use the Trademarks of the other Party (or such other Party’s Affiliates) such that each such Trademark creates a separate and distinct impression from any other trademark that may be used by such Party. Each Party agrees that all uses of the other Party’s Trademarks, including the goodwill and reputation associated therewith, will inure to the benefit of the other Party. Each Party may, but is not obligated to provide additional trademarks to the other Party for use in connection with this Agreement. In addition, each Party shall have the right to amend such Trademarks in its sole discretion.
20. TAXES.
a.	The Parties shall comply with all federal, state, and local tax laws applicable to transactions occurring under this Agreement. Company shall provide Nextel with a completed Form W-9, W-8 or 8233, as appropriate, for federal income tax reporting purposes.

b.	All goods and services purchased by Nextel or its Affiliates under this Agreement are being purchased for resale to Nextel Users and/or potential Nextel Users in the ordinary course of Nextel’s or such Affiliate’s business. Company recognizes and shall extend all applicable resale exemptions.

c.	The Parties will cooperate as to the extent reasonable and practicable to minimize or avoid, whenever legally permissible, any applicable taxes relating to the transactions between the Parties under this Agreement or the transactions between a Party and a Nextel User.
21. REPRESENTATIONS, WARRANTIES AND COVENANTS.
a.	Nextel hereby represents, warrants and covenants that Nextel has the full power and authority to enter into and perform its obligations under this Agreement (including to grant the rights and licenses provided for herein), without any restrictions that would impair its ability to perform its obligations under this Agreement, except that such representation, warranty and covenant is made by Boost Mobile with respect to the license grant made by Boost Mobile hereunder.

b.	Company hereby represents, warrants and covenants to Nextel and its parents, subsidiaries and Affiliates that: (i) Company has the full power and authority to enter into and perform its obligations under this Agreement, without any restrictions that would impair its ability to perform its obligations under this Agreement; (ii) Company’s activities in connection with this Agreement do not and will not constitute a default or breach of any agreement or order of any court or governmental agency by which Company is bound and Company has not and will not enter into any agreement that is inconsistent with its obligations under this Agreement; (iii) Company has all rights, titles, licenses, intellectual property, permissions and approvals necessary in connection with its performance under this Agreement to grant the rights granted hereunder; (iv) neither the Digital Items nor their use, distribution, sale or license do or will infringe, violate or misappropriate any patent, copyright, trademark, trade secret rights, rights of privacy, rights of publicity or any other property or proprietary rights of any third party; (v) the Digital Items and their use, distribution, sale and license does and shall continue to comply with all applicable foreign, federal, state, and local laws, rules and regulations, including but not limited to those relating to privacy and consumer protection; (vi) Company will not breach any privacy or consumer protection right in carrying out its obligations under this Agreement; (vii) the Digital Items do not and will not contain any viruses, worms, Trojan horses, time bombs, keys or other software routines that may allow access to or negatively impact the operation of any Digital Item, the Systems and/or the products and services of Nextel or an Affiliate of Nextel, including, but not limited to Devices, or damage interfere with, intercept, or

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expropriate any Nextel System data or any User Data; (viii) Company shall comply with the Content Standards; and (ix) the Digital Items will be free from any material defects and will perform in accordance with their specifications.
22.	DISCLAIMER. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE FOREGOING WARRANTIES ARE THE ONLY WARRANTIES GIVEN BY EITHER PARTY AND ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED BY STATUTE OR OTHERWISE, ARE SPECIFICALLY EXCLUDED BY THE PARTIES, INCLUDING WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

23.	LIMITATION OF LIABILITY. EXCEPT FOR (I) A PARTY’S BREACH OF SECTION 15 AND/OR OTHER PRIVACY OR CONSUMER PROTECTION OBLIGATIONS; (II) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 24; OR (III) A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS UNDER SECTION 25, NEITHER PARTY SHALL BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION, LOST PROFITS, WHETHER OR NOT ANY SUCH DAMAGES ARE WITHIN A PARTY’S CONTROL OR DUE TO NEGLIGENCE OR OTHER FAULT ON THE PART OF SUCH PARTY, ITS AGENTS, AFFILIATES, EMPLOYEES OR OTHER REPRESENTATIVES. EXCEPT FOR (I) A PARTY’S BREACH OF SECTION 15 AND/OR OTHER PRIVACY OR CONSUMER PROTECTION OBLIGATIONS; (II) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 24; OR (III) A PARTY’S BREACH OF ITS OBLIGATIONS OF CONFIDENTIALITY UNDER SECTION 25, IN NO EVENT SHALL EITHER PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT EXCEED $*****.
24. INDEMNIFICATION.
a.	Nextel shall indemnify, defend and hold harmless Company, its subsidiaries and Affiliates, and its and their respective officers, directors, employees, agents, successors and assigns (each an “Indemnified Party”) from and against any claims, judgments, losses, damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees and legal expenses) of any kind (collectively “Losses”) arising out of or related to: (i) any breach or claimed breach of Section 21; (ii) any third party claim or action brought against an Indemnified Party alleging that the portions of the Systems owned and controlled by Nextel infringe, misappropriate or violate in any manner, any patent, copyright, trademark, trade secret or any other intellectual property or proprietary right of a third party; and (iii) any breach of Section 15 of this Agreement. The foregoing indemnity will be in addition to, and not in lieu of, all other legal rights and remedies that Company may have.

b.	Company shall indemnify, defend and hold harmless Nextel, its parents, subsidiaries and Affiliates, and its and their respective officers, directors, employees, agents, successors and assigns (each an “Indemnified Party”) from and against any claims, judgments, losses, damages, liabilities, costs and expenses (including, but not limited to, reasonable attorneys’ fees and legal expenses) of any kind (collectively “Losses”) arising out of or related to any use, distribution, sale or license of any Digital Item, including but not limited to Losses arising out of or related to: (i) any breach or claimed breach of Section 21; (ii) damage to the Systems, Devices or Nextel’s products and services, or any portion thereof, as a result of or arising out of the use of any of the Digital Items; (iii) warranty or Nextel User support services performed by Nextel for the Digital Items, Systems, Devices or any other products or services damaged or impaired as a result of or arising out of the use of the Digital Items; (iv) the recall of defective Digital Items; (v) any third party claim or action brought against an Indemnified Party alleging that any Digital Item or any portion thereof (a) infringes, misappropriates or violates in any manner, any patent, copyright, trademark, trade secret, right of privacy, right of publicity or any other intellectual property or proprietary right of a third party; or (b) contains material or information that is fraudulent, deceptive, misleading, obscene, defamatory, libelous, slanderous, or unlawfully harassing or injurious, or is in violation of personal or property rights, regulation or law, or other common law or statutory rights; and (vi) any breach of Section 15 of this Agreement. The foregoing indemnity will be in addition to, and not in lieu of, all other legal rights and remedies that Nextel may have.

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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c.	With respect to any Losses to which Section 24(a) or (b) apply, the Indemnified Party shall promptly notify the other Party (“Indemnifying Party”), and the Indemnified Party shall permit the Indemnifying Party to assume and control the defense with counsel reasonably acceptable to the Indemnified Party. The Indemnified Party shall have the right to employ separate counsel (at the expense of the Indemnified Party) and participate in the defense. The Indemnifying Party may not settle under this Section 24 on the Indemnified Party’s behalf without first obtaining the Indemnified Party’s written permission, not to be unreasonably withheld. In the event the Parties agree to settle under this Section 24, the Indemnifying Party agrees not to publicize the settlement without first obtaining the Indemnified Party’s written permission. This indemnity shall continue in effect even after, and notwithstanding, this Agreement’s expiration or termination.
25.	NON-DISCLOSURE AGREEMENT. The Parties acknowledge the existence of a mutual Non-Disclosure Agreement (“NDA” or “Confidentiality Agreement”) dated May 15, 2004, which NDA shall remain in full force and effect during the Term. All aspects of this Agreement shall be subject to the terms and conditions of the NDA. The terms and conditions of this Agreement and all Exhibits hereto shall be considered “Information” as such term is defined in the NDA. Further, the Parties hereby agree that the Purpose (as defined in the NDA) for which Information may be used pursuant to the NDA shall be deemed to include each Party’s performance of its obligations under this Agreement. Notwithstanding the foregoing, Nextel may disclose the terms and conditions of this Agreement pursuant to Section 26 herein.
26.	NEXTEL PARTNERS, NII HOLDINGS, INC., EXTEND AMERICA, INC., BOOST MOBILE.
a.	Company understands and agrees that Nextel Partners (as defined below), NII Holdings, Inc. (“NII”), and/or Extend America, Inc. (“Extend America”) may need to enter into a separate agreement with Company, and any separate agreement between Company and Nextel Partners, NII, or Extend America shall be at prices and on terms and conditions in the aggregate no less favorable than those in effect between Company and Nextel. Company agrees not to sue or take any other action against Nextel for a breach by Nextel Partners, NII, or Extend America of any agreement between Company and Nextel Partners, NII, or Extend America, but rather to proceed directly against Nextel Partners, NII, or Extend America. “Nextel Partners” means Nextel Partners, Inc., a Delaware corporation in which Nextel Communications, Inc. (“NCI”) indirectly holds a minority ownership interest and which deploys a network compatible with NCI’s network.

b.	The Parties agree that users of the Systems through Boost Mobile, Nextel Partners and Extend America and its and their Affiliates may be able to access, license, download and/or use the Digital Items through the Distribution Channels. Such access, licensing, download and/or use shall be subject to Section 9 herein.

c.	Notwithstanding any other provision contained in this Agreement (or the NDA), Nextel may disclose the existence, contents and/or terms of this Agreement and provide a copy of this Agreement to Boost, Nextel Partners, NII and/or Extend America and their Affiliates, direct or indirect, without Company’s prior written consent.
27.	RECORDS AND INSPECTION RIGHTS. Both Parties shall keep and maintain proper records and books of account relating to the obligations contained in this Agreement, including but not limited to those contained in Section 15 and those regarding the Payments and/or billing of Nextel Users hereunder. Each Party may inspect such records of the other, but not more than twice in any twelve (12) month period. Any such inspection (an “Audit”) will be conducted after reasonable notice and during regular business hours at the offices of the Party to be audited in a manner that does not unreasonably interfere with the business activities of the Party to be audited. With regard to an Audit regarding the obligations contained in Section 15 of this Agreement, without limiting any other rights or remedies of Nextel under this Agreement or at law, upon notice from Nextel regarding a breach of this Agreement, Company shall promptly develop a corrective action plan in cooperation with Nextel, such plan to be subject to Nextel’s approval, and shall promptly thereafter implement such plan. With regard

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to the Payment obligations contained in this Agreement, the audited Party shall immediately pay the auditing Party the amount of any underpayment revealed by an Audit, and in addition, if the Audit discloses an underpayment in excess of 10% during the period covered by the Audit, the audited Party will pay for the entire cost of the Audit.

28.	INSURANCE. At all times during the Term, each Party shall maintain a general liability insurance policy or policies adequate in amount to insure such Party against all liability associated with this Agreement, including potential liability pursuant to the indemnification obligations contained herein, but in no event shall such insurance coverage be less than Three Million and No/100 Dollars ($3,000,000.00) (“Minimum Insurance Coverage”). The coverage amounts set forth herein may be met by a combination of underlying and umbrella policies so long as, in combination, the limits equal or exceed those stated. Company will not be deemed to be in breach of this provision provided that it maintains the Minimum Insurance Coverage. Additionally, both Parties shall maintain workers’ compensation insurance in statutorily required amounts. For the avoidance of doubt, nothing in this Section is intended to limit the liability of either Party.

29.	MISCELLANEOUS.
a.	Independent Contractors/ Non-Exclusivity/ Performance. Nextel and Operator are independent contracting parties, and nothing in this Agreement shall be construed as creating an employer- employee relationship, a partnership, a franchise, or a joint venture between the Parties. The relationship provided for in this Agreement is non-exclusive with respect to either Party. Unless otherwise stated herein, Company may not delegate or assign performance under this Agreement.

b.	Section 365(n). All rights and licenses granted under or pursuant to this Agreement by Company are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the “Code”), licenses to rights to “intellectual property” as defined in the Code. The Parties agree that Nextel and its Affiliates, as licensee of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Code. The Parties further agree that, in the event of the commencement of bankruptcy proceeding by or against Company under the Code, Nextel and its Affiliates shall be entitled to retain all of their rights under this Agreement.

c.	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Virginia and Company consents to the jurisdiction and venue of the courts sitting in Fairfax County, Virginia. Company waives all defenses of lack of personal jurisdiction and forum nonconveniens. Process may be served on either Party in the manner authorized by applicable law or court rule.

d.	Assignment. This Agreement shall not be assignable by Company without the prior written consent of Nextel, such consent not to be unreasonably withheld. This Agreement shall be freely assignable by Nextel and Boost Mobile.

e.	Entire Agreement/ Interpretation and Construction/ Waiver. This Agreement constitutes the entire agreement and understanding between the Parties. No waiver, amendment or modification of any provision of this Agreement shall be valid unless in writing and signed by the Parties. The captions contained herein are for the convenience of the Parties and shall not be construed to amend or modify any of the provisions in the Agreement. If for any reason a court of competent jurisdiction finds any provision of this Agreement, or portion thereof, to be unenforceable, that provision of the Agreement will be enforced to the maximum extent permissible so as to affect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect. This Agreement has been negotiated by the Parties and their respective counsel and will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party. In the event of a conflict between this Agreement and its Exhibits, the Agreement shall govern. The failure of a Party to object to, or to take affirmative action with respect to, any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the

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violation or breach or of any future violation, breach, or wrongful conduct. Any waiver, in whole or in part, of any provision hereof shall not be construed as a waiver of any other provision hereof, or as a future waiver of any subsequent breach by Company.

f.	Headings/ Binding Effect/ Counterparts. The headings of the Sections of this Agreement are for convenience and shall not be used to interpret this Agreement. This Agreement shall bind and inure to the benefit of the Parties and their respective heirs, legal representatives, successors and permitted assigns. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and which together shall be deemed the same Agreement.

g.	Notices. Unless otherwise provided for in this Agreement, all notices and other communications provided for or permitted under the Agreement shall be in writing and shall be made by hand delivery, telex, telecopier, or reliable overnight courier addressed as follows:

If to Company to:	If to Nextel to:
Sorrent Inc.	Nextel Operations, Inc.
1810 Gateway Dr., Suite 200	2001 Edmund Halley Drive
San Mateo, CA 94404	Reston, VA 20191
Attn: Paul Zuzelo	Attn: Tim Dunne
Title: Exec. V.P. Operations & CFO	Title: VP, Business Development
Fax Number: 650-571-5698	Fax: 703-433-8018

With a copy to:	With a copy to:
Mark Stevens
Fenwick & West LLP
801 California St.
Mountain View, CA 94041
FAX: 650-938-5200	Nextel Operations, Inc.
2001 Edmund Halley Drive
Reston, VA 20191-3436
Attention: Vice President and Assistant General
Counsel — Commercial
Fax: 703-433-4034
All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied, or the next business day if by overnight courier.
IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by its duly authorized representative.

SORRENT, INC.		NEXTEL OPERATIONS, ING.

By: (signature)	/s/ Ray Schaaf	By: (signature)	/s/ Timothy Dunne

Name:	Ray Schaaf	Name:	Timothy Dunne
Title:	President of Publishing	Title:	Vice President
Date:	9/14/04	Date:	9/21/04

BOOST MOBILE, LLC hereby agrees to be bound by the provisions of Sections 6(c), 19(a) and 21(a) of the Agreement

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By:	/s/ Don Girskis
Name:	Don Girskis
Title:	Authorized Signor
Date:	9/24/2004

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Exhibit A-1
DESCRIPTION OF DIGITAL ITEMS FOR NEXTEL USERS
1.	Preloaded Digital Items:
a.	Fox Sports Football

b.	Full Version Local Digital Item

c.	Digital Item Description / Features / Functionalities:

You’ve played football on a console, PC, handheld, and even on a football field, but you’ve never seen football action like this before. Introducing FOX Sports On-Field Live Football, featuring in-the-helmet views that put you on the field! Pick from a playbook of offensive sets or apply the pressure with defensive schemes and on-the-fly double coverage.
2.	Other Digital Items:
a.	Casual Gaming:
i.	3D Slam Ping Pong — This is a Java application allowing users to play a game of ping pong.
(1) Local Digital Item
(2) Description: Grab your paddle and start swinging! With 3D Slam Ping Pong, you have to be quick to stay in the game. Shots come fast and right at you. Choose from several wild modes so the gameplay is always fresh: Quickie, Rally, and Deuce. With high-speed rallies, battle your opposition in a first-to-eleven match. Victory comes if you can master the SLAM and put some topspin on your returns. Then, place your name in the ALL-TIME-BEST connected leader board. Sweatband is highly recommended.
ii. DuraTrax Mobile RC — This is a Java application allowing users to play a game where you race remote-controlled cars.
(1) Local Digital Item
(2) Description: Part RC racing, part demolition derby; DuraTrax Mobile RC is the thrill ride of mobile gaming. Pick from three authentic DuraTrax RC cars, custom designed with the same features as their real counterparts. Then, test your racing skills on 3 difficulty levels and 3 different tracks. Watch out for smoking engines, oil slicks and spinouts. Jostle for position but make it to the finish in one piece. Collision causing casualties include flying debris, pile-ups and dramatic explosions. If you overcome all obstacles and still beat the pack, you’ll be entered in the All-Time Best leader board.
iii. Ren & Stimpy Pinball — This is a Java application allowing users to play a game of pinball, based on the animated Ren & Stimpy characters.
(1) Local Digital Item
(2) Description: Play the best pinballer on mobile. Slam the ball up to a second level and activate a whole new set of flippers and Ren & Stimpy obstacles. Keep the ball alive as long as you can and earn an extra ball as you become a pinball wizard. Activate the mini-game Slot Machine, then rnatch-up Ren & Stimpy images. Oddities include a Booger Time that can turn the ball green and a Toast Time where images turn into Toast and double in value. Pump up the volume with crude sounds from the animated series.
b. Gamer:

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i. ALIENS: Unleashed — This is a Java application allowing users to play a game based on the ALIENS movies.
(1) Local Digital Item
(2) Description: The classic movie is now on mobile. You are a United Star System Colonial Marine recruit — selected to become the best of the best — if you can make it through elite boot camp. You are stationed on New Quantico, a secret training facility on a newly inhabited planet. While practicing against synthetic Aliens, the unthinkable occurs: the synths malfunction. And then, your real training begins! Follow the gripping storyline as your character explores increasingly hostile locations in search of the threat. A tip system will help you unlock new areas and hopefully keep you alive.
ii. Atari’s Driver 3 — this is a Java application allowing users to play the mobile version of Atari’s best-selling Driver 3 game.
(1) Local Digital Item
(2) Description: The top-selling console classic comes to mobile! Play as Tanner, undercover cop and action hero, and bring down a car theft ring on the city streets of Miami, Istanbul and Nice. DRIV3R is packed with driving and out-of-car missions that keep the action fresh and exciting, including chases, timed racing, combat and much more! DRIV3R’s explosive action and incredible depth will keep your pulse racing in high gear!
iii. Baldur’s Gate — This is a Java application allowing users to play a mobile version of a best-selling Dungeons & Dragons game.
(1) Local Digital Item
(2) Description: The award-winning RPG series comes to your mobile phone! Baldur’s Gate set the standard on the personal computer, capturing “Game of the Year” and “RPG of the Year” awards in the same year. Now the same great game play and incredible depth you’d expect from Dungeons & Dragons can go with you wherever you are. Explore the mountainous dungeons of the Forgotten Realms where treasures are aplenty, magic & monsters abound and fantastic adventure awaits.
c. Sports:
i. Batter Up! by FOX Sports — This is a Java application allowing users to play a hit and pitch baseball game.
(1) Local Digital Item
(2) Description: Grab your bat and rise from Minors to Major to All-Star. Face off against one of four feared pitching adversaries, all with different pitching styles. Select your batter based on his Power and Accuracy. Then, step up to the plate and swing for the fences. Timing and the power meter will affect your performance. See the picture-in-picture homerun pay-off, including cracked windows, fans in the bleachers and exploding scoreboards. Then, add your name to the connected ALL TIME BEST leaderboard.
ii. FOX Sports Boxing — This is a Java application allowing users to play a boxing game.
(1) Local Digital Item
(2) Description: Fight your way to become the undisputed champion of the world or get knocked out in round one. FOX SportsTM Boxing throws you into the mobile ring to prove your skills against tough and crafty contenders.
-	1st person views of your opponents. Befuddle the opposition with a variety of punches.

-	Climb the ranks with 3 levels. Choose between Amateur, Pro and Championship.

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-	Select a defensive scheme. Pick your defensive strategy in between each round.

-	The faces of battle. As you pound your adversaries to a pulp, they’ll take on bruising and cuts.
iii. FOX Sports Football ’04 — This is a Java application allowing users to play a football game.
(1) Local Digital Item
(2) Description: Football’s back and so is FOX Sports Football ’04 — gridiron intensity on your mobile. All of the best gameplay of the original: in-the-helmet views of the field, offense and defense play, bullet passes, on-the-fly defensive schemes, and touchdown animations. Now with new graphics, an enhanced run engine and a connected high score leaderboard. Score touchdowns and be the All Time Best!
iv. FOX Sports Hockey — This is a Java application allowing users to play a hockey game.
(1) Local Digital Item
(2) Description: Hit the ice with FOX Sports Hockey ’04 and feel the chill of mobile competition. Start with a button-mashing face-off to snatch the puck. Look for open forwards and try your slap shot in a 1 -on-1 match-up on goal. Come with a physical thumb, because mobile hockey is a full contact sports equipped with boxing-style fighting and stick-poking checks. Show All-Star form by activating Power-Ups that create a one-time shot on-goal. Rise to stardom and get your score posted on the ALL TIME BEST leaderboard. With sounds like sirens, foghorns and organ music, you may forget it’s only a phone.
v. FOX Sports Racing — This is a Java application allowing users to play a Nascar-like racing game.
(1) Local Digital Item
(2) Description: Crave the purr of a V-8 engine, the smell of methanol and the asphalt spray of digging rear tires? Then, grip FOX SPORTSTM RACING: the mobile racer custom designed for the stock car fan. Check out game features such as:
-	Five unique tracks and locations, all varying in difficulty,

-	1st person or 3rd persons views.

-	Cracked windshields, spark-flying collisions and off-track flips.

-	Drafting to slingshot past opponents.

-	Pitting to refuel and repair.

-	Flame-resistant racing suit is up to you.
vi. FOX Sports Soccer — This is a Java application allowing users to play a soccer game.
(1) Local Digital Item
(2) Description: Get into the world’s most celebrated pastime with FOX Sports Soccer ’04-competition thru the athletes’ eyes. Weave past dogged defenders to find an open teammate and complete two consecutive precision passes. Then, face off against the goalie for a one-on-one match-up. Exclusive features include: Changeable formation to keep defenders guessing. Special Power-Ups to activate an aerial bicycle kick and energized header. Three difficulty levels. An ALL TIME BEST networked leaderboard. It’s no wonder that soccer unites the world in sport.
vii. FOX Sports Track & Field — This is a Java application allowing users to play a track & field game.
(1) Local Digital Item
(2) Description: You’re a world-class athlete competing in four Track & Field events: 110 Yard Hurdle, Javelin Toss, Long Jump and Hammer Throw. You have three tries to go for the Gold in each event and collect a High Score for the entire track meet. Improve as you play and check out the Amateur and Pro

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Modes. Or, challenge up to ten friends in the Tournament Mode. Be crowned a four-sport champion during your daily downtime.
viii. Shark Hunt — This is a Java application allowing users to play a fishing game.
(1) Local Digital Item
(2) Description: Sail some the world’s most beautiful coastlines from Sydney, Australia to South Africa to San Francisco. You are a master fisherman in pursuit of the most feared and desired sharks: the Blue Shark, Mako Shark, Hammerhead Shark, Tiger Shark, and Great White. Pick your bait and let the game begin. As you chum the water, you tempt your prey but be careful what you wish for, because you may lose your boat if you hook the prehistoric Sabertooth! Surprises include the stunning mermaid and other objects from the ocean floor.
ix. Yao Ming Basketball ’04 — This is a Java application allowing users to play a basketball game.
(1) Local Digital Item
(2) Description: Ever wonder what it’s like to be Yao Ming? Now’s your chance with Yao Ming Basketball ‘04 sponsored by FOX SportsTM.
-	2-on-2 mobile hoop match-up. Play either as Yao or against Yao.

-	Great moves. Shoot the 3-point shot or pass into the post for board-shattering jams. Catch Yao in the air for his signature up-and-under move.

-	Make-it-take-it rules. If you score, go again. If you miss or exceed the time limit, you’re on defense. Get hot and pile up the points.

-	Be the ALL-TIME-BEST. Compare your skills against others players. Check out the in-game leaderboard for the top scores.
3.	Trusted Publishers.
a.	General description and suggested categories of Digital Items to be published: Digital Items regarding:
i)	Casual gaming

ii)	Gamer level games

iii)	Sports

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Exhibit A-2
DESCRIPTION OF DIGITAL ITEMS FOR BOOST MOBILE USERS
1.	Preloaded Digital Items:
a.	Yao Ming Basketball: A time delimited demonstration version Local Digital Item game.

b.	Driv3r: a demonstration version Local Digital Item game.

b.	Fox Sports Football: Full Version Local Digital Item, which has the following features and functionalities: You’ve played football on a console, PC, handheld, and even on a football field, but you’ve never seen football action like this before. Introducing FOX Sports On-Field Live Football, featuring in-the-helmet views that put you on the field! Pick from a playbook of offensive sets or apply the pressure with defensive schemes and on-the-fly double coverage.
2.	Other Digital Items: Shall be the same as Nextel Digital Items as listed in A-1.
3.	Boost Trusted Publisher.
a.	General description and suggested categories of Boost Mobile Digital Items to be published: Boost Mobile Digital Items regarding:
i)	Casual gaming

ii)	Gamer level games

iii)	Sports

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Digital Item License and Distribution Agreement
Exhibit B
TESTING
1.	General.
a.	Concept Submission. Prior to commencement of testing, Company may submit concepts for Digital Items to Nextel for Nextel to review in Nextel’s sole discretion

b.	Company acknowledges and agrees that the Digital Item testing and approval process is not a guarantee or assurance that the Digital Item(s) are compatible, or if compatible, will continue to be compatible with, Nextel’s Systems, Devices or any of its product or service offerings. If Nextel or an Affiliate of Nextel approves a Digital Item, such approval shall not be construed as an endorsement of such Digital Item or a commitment on the part of Nextel or such Affiliate that there will not be a similar application or digital item developed and/or deployed on the Systems at any time in the future.

c.	Test Accounts. Where applicable, Company shall provide, maintain and make available to Nextel during the Term at no cost to Nextel five (5) accounts of the then most current version of each Digital Item for use by Nextel or an Affiliate of nextel to test the Digital Item, which test accounts shall operate and access the Digital Item in the same manner as an active account for a Nextel User. Nextel agrees that Nextel and any Affiliate of Nextel shall use these accounts solely for the purpose of testing.
2.	Testing Procedures.
a.	Preloads and Preload Changes — Initial and Final Acceptance Testing. All Preload Digital Items (and Changes thereto) must undergo both initial and final acceptance testing as follows:
i)	Initial Acceptance. Following submission to Nextel, Nextel or an Affiliate of Nextel may perform initial acceptance testing to determine whether the Preload Digital Item is interoperable with both the Systems and the Devices. Company acknowledges that any Digital Item selected for Preload on a new Device may need several iterations of testing as new Device software versions are finalized. Such initial acceptance testing, including whether Initial Acceptance (as defined below) is achieved, shall be at Nextel’s or such Affiliate’s sole discretion. Upon completion of initial acceptance testing, Nextel or such Affiliate shall notify Company in writing of either:
(1)	Initial acceptance of the Preload Digital Item(s) (“Initial Acceptance”); or

(2)	Any problems or issues with the Preload Digital Item(s). Should the Preload Digital Item not receive Initial Acceptance and Nextel notes problems or issues therewith, Company shall recommence the above-procedures regarding initial acceptance testing.
ii)	Final Acceptance. Nextel or an Affiliate of Nextel may perform final acceptance testing to determine whether the Preload Digital Item is interoperable with both the Systems and the Devices. Such Final Acceptance testing, including whether Final Acceptance (as defined below) is achieved, shall be at Nextel’s or such Affiliate’s sole discretion. Upon completion of final acceptance testing, Nextel or such Affiliate shall notify Company in writing of either:
(1)	Final acceptance of the Preload Digital Item(s) (“Final Acceptance”); or

(2)	Any problems or issues with the Preload Digital Item(s). Should the Preload Digital Item(s) not receive Final Acceptance and Nextel or an Affiliate notes problems or issues therewith, Company shall recommence the above-procedures regarding final acceptance testing.

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b.	ALL OTHER Digital Items — Final Acceptance Testing. All other Digital Items must undergo final acceptance testing as follows:
i)	Final Acceptance. Nextel or an Affiliate of Nextel may perform final acceptance testing to determine whether the Digital Item is interoperable with both the Systems and the Devices. Such Final Acceptance testing, including whether Final Acceptance (as defined below) is achieved, shall be at Nextel’s or such Affiliate’s sole discretion. Upon completion of final acceptance testing, Nextel or such Afiliate shall notify Company in writing of either:
(1)	Final acceptance of the Digital Item(s) (“Final Acceptance”); or

(2)	Any problems or issues with the Digital Item(s). Should the Digital Item(s) not receive Final Acceptance and Nextel or an Affiliate notes problems or issues therewith, Company shall recommence the above-procedures regarding final acceptance testing.
ii)	Changes. Additionally, with regard to testing of Changes, Company shall provide sufficient information about the Change to allow testing, including details of all new feature functionality and/or changes associated therewith. Company shall compile and maintain a list of changes to the Digital Item, test scripts and an open problem list of key critical issues and shall make such information available to Nextel at Nextel’s request prior to and as part of testing. Company shall ensure that all Changes are compatible with all current and previous versions (at least two prior versions) of each Digital Item.
c.	Preload Network Aware Digital Items. All Preloaded and Network Aware Digital Items shall be submitted to Nextel for testing pursuant to the terms of Sections 1 and 2 of this Exhibit B, regardless of whether Company is certified as a Trusted Publisher.

d.	Trusted Publisher and Boost Mobile Trusted Publisher Testing.
i)	Pre-Certification. Prior to being certified as a Trusted Publisher or a Boost Mobile Trusted Publisher, Company shall follow the procedures outlined in Sections 1 and 2 of this Exhibit B.

ii)	Upon Certification as a Trusted Publisher. Upon certification as a Trusted Publisher or a Boost Mobile Trusted Publisher, except for Preload and Network Aware Digital Items, such Trusted Publisher or a Boost Mobile Trusted Publisher may bypass the testing requirements of Section 2(b) of this Exhibit B, and may self-test (as a prerequisite to self-publishing to the Distribution Channels) as described in the Trusted Publisher Guidelines or a Boost Mobile Trusted Publisher Guidelines, respectively.

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Digital Item License and Distribution Agreement
Exhibit C-1
NEXTEL PUBLISHING
1.	Certification as a Trusted Publisher. Trusted Publisher certification is at Nextel’s sole discretion. As more completely described in the Trusted Publisher Guide, in order to be certified as a Trusted Publisher by Nextel, Company shall:
a.	Submit a minimum of three (3) Digital Item titles to Nextel for testing, one (1) of which shall be a Network Aware Digital Item. Each Digital Item title shall function on at least two (2) Nextel color Device Groups, where applicable, resulting in a total of six (6) Digital Items, and;

b)	All six (6) Digital Item titles must:
i)	Be accepted, in writing, by Nextel in Nextel’s sole discretion; and

ii)	Successfully pass Nextel’s testing process described in Exhibit B and the Trusted Publisher Guide.
(1)	If all six (6) Digital Items are accepted, in writing, by Nextel, and pass Nextel acceptance testing, the Company may be certified as a Trusted Publisher and shall be notified by Nextel in writing thereof.
2.	Maintenance of Certification. As more completely described in the Trusted Publisher Guidelines, in order to maintain certification as a Trusted Publisher, Company shall:
a.	Successfully post or have posted at least twenty (20) Digital Items per calendar year to a Distribution Channel.

b.	Testing and Quality. Trusted Publishers shall self-test all Digital Items pursuant to the Trusted Publisher Guide. Additionally, all Digital Items posted on a Distribution Channel may be subject to periodic and random testing by Nextel. Any Digital Item that fails such periodic and random testing, as determined by Nextel in its sole discretion, may immediately be disabled or removed from a Distribution Channel without notice. Nextel may exercise its sole discretion and revoke Trusted Publisher certification for reasons including but not limited to three (3) Digital Items failing such periodic and random testing within any three (3) month period.

c.	Maintenance of Digital Items.
i)	A Trusted Publisher shall ensure that the Digital Item information posted on a Distribution Channel is accurate.

ii)	Trusted Publishers shall provide new versions of existing Digital Items within thirty (30) days after commercial launch of a new Device.

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Digital Item License and Distribution Agreement
Exhibit C-2
BOOST MOBILE PUBLISHING
1.	Certification as a Boost Mobile Trusted Publisher. Boost Mobile Trusted Publisher certification is at the sole discretion of Boost Mobile. As more completely described in the Boost Mobile Trusted Publisher Guide, in order to be certified as a Boost Mobile Trusted Publisher by Boost Mobile, Company shall:
a.	Submit a minimum of three (3) Digital Item titles to Nextel or its Affiliate for testing, one (1) of which shall be a Network Aware Digital Item. Each Digital Item title shall function on at least two (2) Nextel color Device Groups, where applicable, resulting in a total of six (6) Digital Items, and;

c)	All six (6) Digital Item titles must:
i)	Be accepted, in writing, by Nextel or an Affiliate of Nextel in Nextel’s or such Affiliate’s sole discretion; and

ii)	Successfully pass Nextel’s testing process described in Exhibit B and the Boost Mobile Trusted Publisher Guide.
(1)	If all six (6) Digital Items are accepted, in writing, by Nextel or an Affiliate of Nextel, and pass Nextel acceptance testing, the Company may be certified as a Boost Mobile Trusted Publisher and shall be notified by Boost Mobile in writing thereof.
2.	Maintenance of Certification. As more completely described in the Boost Mobile Trusted Publisher Guidelines, in order to maintain certification as a Boost Mobile Trusted Publisher, Company shall:
a.	Successfully post or have posted at least twelve (12) Digital Items per calendar year to a Distribution Channel.

b.	Testing and Quality. Boost Mobile Trusted Publishers shall self-test all Digital Items pursuant to the Boost Mobile Trusted Publisher Guide. Additionally, all Digital Items posted on a Distribution Channel may be subject to periodic and random testing by Nextel. Any Digital Item that fails such periodic and random testing, as determined by Nextel in its sole discretion, may immediately be disabled or removed from a Distribution Channel without notice. Boost Mobile may exercise its sole discretion and revoke Trusted Publisher certification for reasons including but not limited to three (3) Digital Items failing such periodic and random testing within any three (3) month period.

c.	Maintenance of Digital Items.
iii)	A Boost Mobile Trusted Publisher shall ensure that the Digital Item information posted on a Distribution Channel is accurate.

iv)	Boost Mobile Trusted Publishers shall provide new versions of existing Digital Items within thirty (30) days after commercial launch of a new Device.

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Digital Item License and Distribution Agreement
Exhibit D-1
DISTRIBUTION TO NEXTEL USERS
For the purposes of Exhibit D-1 Nextel Users shall not include Boost Users.
Except for distribution of Preload Digital Items, which shall occur only upon the mutual agreement of the Parties, Nextel shall determine in its sole discretion the Distribution Channels through which the Digital Items may be made available, and, upon mutual agreement to Preload a Digital Item (as described below), the specific Devices upon which a Digital Item may be Preloaded. Upon such distribution, Nextel may notify Company of the particular Distribution Channel. Such Distribution Channels may include the following:
1.	Preload Digital Item Distribution Channels.

Nextel may only Preload a Digital Item onto Devices upon the mutual agreement of the Parties.

2.	Wireless Web Site Distribution Channels.

Nextel may make Company’s Digital Items available for distribution to Nextel Users via wireless web sites owned, controlled or authorized by Nextel or any of its Affiliates. Placement of Digital Items on such wireless web sites shall be determined by Nextel or any such Affiliate in its sole discretion.

3.	Web Site Distribution Channels.

Nextel may make Company’s Digital Items available for distribution to Nextel Users via web sites owned, controlled or authorized by Nextel or any of its Affiliates. Placement of Digital Items on such web sites shall be determined by Nextel or any such Affiliate in its sole discretion.

4.	Trusted Publisher Distribution.

Trusted Publishers may be able to self-publish to certain Distribution Channels as approved by Nextel and as further described in the Trusted Publisher Guide.

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Digital Item License and Distribution Agreement
Exhibit D-2
DISTRIBUTION TO BOOST USERS
For the purpose of Exhibit D-2, Nextel Users shall mean Boost Users only.
Except for distribution of Preload Digital Items, which shall occur only upon the mutual agreement of the Parties, Nextel shall determine in its sole discretion the Distribution Channels through which the Digital Items may be made available, and, upon mutual agreement to Preload a Digital Item (as described below), the specific Devices upon which a Digital Item may be Preloaded. Upon such distribution, Nextel may notify Company of the particular Distribution Channel. Such Distribution Channels may include the following:
1.	Preload Digital Item Distribution Channels.

Nextel or an Affiliate may only Preload a Digital Item onto Devices upon the mutual agreement of the Parties.

2.	Wireless Web Site Distribution Channels.

Nextel or an Affiliate may make Company’s Digital Items available for distribution to Nextel Users via wireless web sites owned, controlled or authorized by Nextel of any of its Affiliates. Placement of Digital Items on such wireless web sites shall be determined by Nextel or any such Affiliate in its sole discretion.

3.	Web Site Distribution Channels.

Nextel or an Affiliate may make Company’s Digital Items available for distribution to Nextel Users via web sites owned, controlled or authorized by Nextel or any of its Affiliates. Placement of Digital Items on such web sites shall be determined by Nextel or any such Affiliate in its sole discretion.

5.	Boost Mobile Trusted Publisher Distribution.

Boost Mobile Trusted Publishers may be able to self-publish to certain Distribution Channels as approved by Boost Mobile and as further described in the Boost Mobile Trusted Publisher Guide.

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Digital Item License and Distribution Agreement
Exhibit E-1
PAYMENTS — NEXTEL
For the purposes of Exhibit E-1, Nextel Users shall not include Boost Users
1.	Preloaded Digital Items. Regarding the Preload of a Digital Item, prior to any subscription, licensing, and/or download of such Digital Item, the following shall apply:
a.	Demonstration Version Digital Items. Company shall not receive any payments for Preload of a Demonstration Version Digital Item. A Demonstration Version Digital Item may be a Local or Network Aware Digital Item.

b.	Full Version Digital Items. The Parties shall mutually agree on payment terms regarding any Full Version Local or Network Aware Digital Item prior to Preload.
2.	Subsequent Subscription, Licensing and/or Download of a Previously Preloaded Digital Item. Regarding subsequent subscription, licensing and/or download of a previously Preloaded Digital Item to a Device, such Device being within a Derivative Device Group where at least one Device of such Derivative Device Group was previously Preloaded with such Digital Item, where Nextel bills the Nextel User for such Digital Item, the following shall apply:
a.	Full Version Digital Items. Nextel will pay to Company ***** percent (*****%) (“Payment Percent 1”) of the sums actually collected from Nextel Users for use of such Digital Item (“Payment 1”).
3.	Non-Preloaded Digital Items. Regarding subscription, licensing and/or download of a Digital Item to a Device, such Device NOT being within a Derivative Device Group where at least one Device of such Derivative Device Group was previously Preloaded with such Digital Item, where Nextel bills the Nextel User for such Digital Item, the following shall apply:
a.	Digital Items. Nextel will pay to Company ***** percent (*****%) (“Payment Percent 2”) of the sums actually collected from such Nextel User for use of such Digital Item (“Payment 2”).
4.	General.
a.	Payment Percent 1 and Payment Percent 2 are, collectively, the “Payment Percents.” Payment 1 and Payment 2 are, collectively, the “Payments.”

b.	The Payments will be made based on sums actually collected from Nextel Users and shall be subject to adjustments or charge backs due to bad debt, credits, refunds, cancellations and other adjustments and charge backs to reflect fees actually received by Nextel. The sums subject to the Payment Percents shall not include access, airtime, wireless data transport, shipping fees, taxes or any other charges payable by Nextel Users to Nextel.

c.	Bundling. In the event that Company consents to allowing Nextel to offer other digital items, services and/or products in conjunction with a Digital Item as a “bundled service,” and those “bundled services” are offered at a discounted price, Company shall receive the Payment calculated from a price, which for the purpose of calculation is the price for the Digital Item at the time minus the discount, which discount is the overall discount of the bundle equally spread across each component of the bundle. Thus, if one Digital Item is priced at $10.00 and a customer purchases another application with a stand-alone price of $5.00, Nextel may price the bundled services (Digital Item and the $5 stand-alone application) at $13.50 (a 10% discount on the bundle). For purposes of calculating the Payment, the price of each service billed to the Nextel User would be reduced by the rate of discount for the bundle as a whole (10% discount). Hence, the allocation for the individual components of the bundle would be $9.00 for the Digital Item ($10.00 minus 10%) and $4.50 for the other stand-alone application ($5.00 minus 10%). Nextel agrees to obtain consent of Company prior to bundling any Digital Items.

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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4.	Payment Process.
a.	The Payments shall be due and payable within forty-five (45) days following the end of each calendar month.

b.	Nextel shall remit all Payments to:

Sorrent, Inc.
1810 Gateway Dr., Suite 200
San Mateo, CA 94404
Attn: Paul Zuzelo
Title: Exec. V.P. Operations & CFO
Fax Number: 650-571-5698

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Digital Item License and Distribution Agreement
Exhibit E-2
PAYMENTS — BOOST MOBILE
1.	Preloaded Digital Items.
a.	Following Preload of a Digital Item, but prior to any subsequent subscription, licensing and/or download of such Digital Item, the following shall apply:
i)	Demonstration Version Digital Items. Company shall not receive any payments for Preload of a Demonstration Version Digital Item on a Device. A Demonstration Version Digital Item may be a Local or Network Aware Digital Item.

ii)	Full Version Digital Items. For the “Fox Sports On-Court Live” Digital Item, as defined in Exhibit A-2, which shall be Preloaded on the i830 Device, Company shall receive ***** dollars ($*****) (“Preload Payment 1”), payable *****. After the first ***** thousand (*****) i830 Devices Preloaded with the “Fox Sports On-Court Live” Digital Item, Nextel will pay to Company $***** per i830 Device (“Preload Payment 2”), payable per calendar quarter, in quantities that shall be determined by the total number of i830 Devices manufactured during each full production run of the i830 Device in a calendar quarter.
2.	Digital Items.
a.	For each Digital Item, irrespective of whether the Digital Item was initially Preloaded, upon subscription, licensing and/or download of such Digital Item by a Boost User, where Nextel bills such Boost User for such Digital Item, Nextel will pay to Company ***** percent (*****%) (“Digital Item Payment Percent 1”) of the sums actually collected from such Boost User for licensing and/or use of such Digital Item (“Digital Item Payment 1”).
3.	General.
a.	Preload Payment 1, Preload Payment 2, and Digital Item Payment 1 are, collectively, the “Payments.”

b.	Digital Item Payment 1 shall be made based on sums actually collected from Boost Users and shall be subject to adjustments or charge backs due to credits, refunds, cancellations and other adjustments and charge backs to reflect fees actually received by Nextel. The sums subject to the Digital Item Payment Percent 1 shall not include access, airtime, wireless data transport, shipping fees, taxes or any other charges payable by Boost Users to Nextel.

c.	Bundling. In the event that Company consents to allowing Nextel to offer other digital items, services and/or products in conjunction with a Digital Item as a “bundled service,” and those “bundled services” are offered at a discounted price, Company shall receive the Payment calculated from a price, which for the purpose of calculation is the price for the Digital Item at the time minus the discount, which discount is the overall discount of the bundle equally spread across each component of the bundle. Thus, if one Digital Item is priced at $10.00 and a customer purchases another application with a stand-alone price of $5.00, Nextel may price the bundled services (Digital Item and the $5 stand-alone application) at $13.50 (a 10% discount on the bundle). For purposes of calculating the Payment, the price of each service billed to the Boost User would be reduced by the rate of discount for the bundle as a whole (10% discount). Hence, the allocation for the individual components of the bundle would be $9.00 for the Digital Item ($10.00 minus 10%) and $4.50 for the other stand-alone application ($5.00 minus 10%). Nextel agrees to obtain consent of Company prior to bundling any Digital Items.
4.	Payment Process.

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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a.	The Payments shall be due and payable within forty-five (45) days following the end of each calendar month.

b.	Nextel shall remit all Payments to:

Sorrent Inc.
1810 Gateway Dr., Suite 200
San Mateo, CA 94404
Attn: Paul Zuzelo Title: Exec. V.P. Operations & CFO
Fax Number: 650-571-5698

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Digital Item License and Distribution Agreement
Exhibit F
CO-MARKETING
1.	Press releases. The Parties may not issue a press release disclosing the existence of the relationship or the availability of the Digital Item(s) on the Systems without prior written consent from the other Party after that Party’s review and approval of the form and content of any publicity release or other press announcement; provided, however, that the foregoing will not restrict either Party from making press releases about their respective products and services that do not include a reference to the other Party.

2.	Nextel listed on Company’s web site. Company shall, within ten (10) days of the availability of a Digital Item via a Distribution Channel, or, if a Trusted Publisher or a Boost Mobile Trusted Publisher, within ten(10) days of Trusted Publisher or a Boost Mobile Trusted Publisher certification, reasonably feature Nextel and/or Boost Mobile, in Nextel’s sole discretion, on Company’s web site. Information to be included in such posting shall include, but is not limited to: Nextel logo (and/or Boost Mobile logo, as determined by Nextel in its sole discretion, and information (to be supplied by Nextel) regarding how to use the Distribution Channels and/or download a Digital Item, which may include the URL of the applicable Distribution Channel. Listing of Nextel on Company’s web site is contingent upon Nextel’s prior written approval of such listing.

3.	Promotion.
a.	General. Nextel and its Affiliates may advertise and market the Distribution Channel(s) from which the Digital Item(s) will be distributed and/or advertise and market the Digital Item(s) by other means as Nextel and its Affiliates determine in their sole discretion, and will create appropriate links to enable Nextel Users of the Devices to download the Digital Item(s).

b.	Company authorizes Nextel and its Affiliates to refer, in Nextel’s online, print or other advertising and promotional materials, to the fact that Company’s Digital Item(s) are accessible through Nextel and/or certain Affiliates and that Nextel and/or such Affiliates are a distributor of Company’s Digital Item(s), provided that any such materials use Company’s Trademarks only as permitted in Section 19 of the Agreement.

c.	Company shall use commercially reasonable efforts to market and promote the Digital Item(s), and Nextel (or its Affiliates, as determined by Nextel in its sole discretion) shall use commercially reasonable efforts to market and promote the Devices, provided that Nextel may determine to market and promote the Devices to all or just a portion of Nextel Users, such as only to Boost Users or only to Nextel Users that are not Boost Users. However, neither Party will conduct any “Direct Co-Marketing Campaign” (a direct marketing campaign that features the identities, products, and/or services of both Parties in one promotion) without the other Party’s written approval of both form and content. The Party conducting any Direct Co-Marketing Campaign shall coordinate with the other Party to promptly communicate any opt-out requests (i.e., requests by contacted individuals not to be contacted). Company shall comply with all laws and the Direct Marketing Association’s requirements in conducting any Direct Co-Marketing Campaign.

d.	Each Party, in its sole discretion, may offer the other Party and its Affiliates opportunities to jointly demonstrate, market and promote the Digital Item(s) at trade or other shows, seminars and/or wireless or electronic industry events.

e.	Nextel may, in its sole discretion, provide Company with opportunities to participate in select co-marketing activities that may or may not be available to any other companies. These activities will be negotiated on an as-needed basis throughout the Term.

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4.	Customer comments. Company acknowledges that Nextel may, in its sole discretion, post or cause to be posted comments or opinions of Nextel Users on Nextel’s web site and/or allow Nextel Users to electronically submit and/or post their comments or opinions related the Digital Items on Nextel’s website for public informational purposes and/or use by potential Nextel Users.

5.	Promotional Licenses. Company shall provide to Nextel and to Boost Mobile at no cost one hundred (100) licenses for each version (Local and Network Aware) of each Digital Item posted on a Distribution Channel for Nextel to allocate and use in its own discretion.
a.	In the event a Network Aware Digital Item is available on a Distribution Channel, and upon agreement of the Parties, Company shall (i) create and make available to Nextel (or any Affiliate of Nextel designated by Nextel) at no cost a demonstration version of the Network Aware Digital Item which (1) shall be a Local Digital Item and (2) shall show all features and functionalities of such Network Aware Digital Item, and (ii) provide an unlimited number of licenses for such demonstration version to Nextel and any such Affiliate at no cost.

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Digital Item License and Distribution Agreement
Exhibit G-1
CUSTOMER CARE SERVICE LEVEL AGREEMENT
1.	Customer Care Process.
a.	Company. Company shall provide customer care for the Digital Item(s) to all Nextel Users. Company shall provide and maintain at a minimum the customer care contacts listed in Section 1(c) for Nextel Users experiencing problems with a Digital Item, and shall respond to such customer inquiries in person during the hours which are set forth below. If Company determines that the problem is due to a Digital Item issue, Company shall take action to resolve such issue. If Company determines the problem is due to a Nextel User’s error, a Company customer service representative shall walk the Nextel User through the necessary steps to use the Digital Items. If Company has eliminated the possibility of a problem with the Digital Items(s) or a Nextel User’s error, and determines the problem might be due to a Device or the Systems, Company may refer the Nextel User to Nextel and may provide the Nextel User with Nextel’s customer care number.

b.	Nextel. Nextel shall provide either directly or through a third party customer care for Devices and the Systems. Nextel shall provide and maintain a toll-free telephone number for Nextel Users experiencing problems, which shall be answered in person during the applicable hours which are set forth below. In the case of Devices that are distributed only to Boost Users, the applicable hours for receiving answers in person shall be those set forth for Boost Customer Care below. If Nextel or an Affiliate of Nextel determines that the problem is due to a Device or Systems issue, Nextel or such Affiliate shall take action to resolve such issue. If Nextel or an Affiliate of Nextel determines the problem is due to a Nextel User’s error, a Nextel customer service representative shall walk the Nextel User through the necessary steps to use the Device and/or Systems. If Nextel has ruled out the possibility of a problem with a Devices or the Systems and determines the problem might be due to an Digital Item error, Nextel may refer the Nextel User to Company and may provide the Nextel User with Company’s customer care number or email.

c.	Nextel, Boost and Company Customer Care Contact Information.

Contact Information
Department	for Customers to Use	Hours of Operation
Nextel Customer Care	1-800-639-6111	Business Hours: Monday — Friday, 7:00 AM — 10:00 PM; Saturday, 8:00 AM — 5:00 PM
Boost Customer Care	888-BOOST-4U or 888-266-7848	Business Hours: Monday — Friday, 7:00 AM — 9:00 PM;
Company Customer Care	Enter phone number: +1 650 571 1550 Email Address:support@sorrent.com	Business Hours: Monday — Friday, 9:00 AM — 5:00 PM Pacific
Each Party shall notify the other Party of any changes to its respective customer care contact information (including, in the case of Nextel, any change to Boost customer Care contact information) ten (10) business days before such change becomes effective.

d.	Discontinuation of Support of Digital Item by Company. In the event that Company at any time intends to discontinue support for any Digital Item, Company shall provide Nextel with at least sixty (60) days prior written notice and, if the Digital Item is distributed to Boost Users, to Boost Mobile at: Boost Mobile, LLC, 51 Discovery, Suite 250, Irvine, CA 92618 to the Boost Point of Contact in Exhibit H..

e.	Nextel acknowledges and agrees that Company may perform such customer care obligations through the developer of the Digital Item provided Company has an agreement with such developer

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Digital Item License and Distribution Agreement
containing obligations, including but not limited to those regarding privacy and consumer protection, that are equal to or greater than those contained in this Agreement. Company shall ensure that such developer complies with all obligations of Company contained in this Agreement. In the event of any non-compliance thereof Nextel reserves the right to treat any breaches by developers as breaches by Company.

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35

Digital Item License and Distribution Agreement
Exhibit G-2
AVAILABILITY/ HOSTING SERVICE LEVEL AGREEMENT
1.	Operational Issues. In case operational issues arise which require the assistance of the other Party to be resolved, each Party may contact the other Party to and each Party commits to a joint issue resolution. Both Parties shall provide and maintain a phone number, which phone number is set forth in the table below, and which shall be answered by technical skilled personnel during the business hours which are set forth in the table below. In the event that the Company’s Operations Center does not operate 24 hours each day, 7 days a week, Company shall link the phone number provided below to a pager and shall return Nextel’s and its Nextel’s Affiliates call(s) no later than ***** after the time the pager message was left by Nextel during all hours outside of the business hours as set forth below for Company. The contact information below for operational issues is intended solely for communication between Nextel or its Affiliates and Company and shall not be provided to third parties. Each Party shall notify the other Party of any changes to the operations contact information provided in the operations contact table below ten (10) business days before such change becomes effective.

2.	Network Aware Digital Items: Availability.
a.	Each Network Aware Digital Item shall be available to applicable Nextel Users a minimum of *****% of the time during any 24 hour period, 7 day period, and 30 day period. Calculation of this availability shall exclude Maintenance/Planned Outages but shall include any outages which exceed the Maintenance Window, Unplanned Outages and Emergency Maintenance (as defined below). Upon Nextel’s request, Company shall provide Nextel with a report showing Digital Item availability.

b.	Upon a violation of the above standards of availability and/or any violation of this Exhibit G-2, in addition to any other applicable remedies, Nextel may, in its sole discretion, without notice, immediately disable access to any effected Digital Item, remove any effected Digital Item from a Distribution Channel, revoke certification of Company as a Trusted Publisher or a Boost Mobile Trusted Publisher, or terminate this Agreement.
3.	Network Aware Application: Hosting. In the event Company is responsible for hosting a Network Aware Digital Item or any portion thereof, Company shall comply with the following:
a.	Maintenance/ Outages.
i)	Maintenance/Planned Outages. Company shall perform any work which requires the unavailability of the Digital Item or key functionalities of the Digital Item (“Maintenance/Planned Outage”) on Friday or Saturday evenings between 11:00 PM and 5:00 AM local time (“Maintenance Window”).
(1)	In the event the time required to perform such work will unexpectedly exceed the Maintenance Window Company shall notify the NDSS at the telephone number set forth below forty-five (45) minutes before the end of the Maintenance Window, and such unavailability shall be considered an Unplanned or Emergency Outage for the purposes of Section 2 of this Exhibit G-2.
ii)	Unplanned Outages. Company shall notify the NDSS at the telephone number set forth below of any material Digital Item impairment (including but not limited to Digital Item or key functionalities of the Digital Item not available or malfunctioning) (“Unplanned Outage”) within thirty (30) minutes after such Unplanned Outage commences. Company shall provide a short description of the impairment causing the Unplanned Outage (e.g. service affected, extent of impairment) and a status for resolution.

iii)	Emergency Maintenance. In the event Company needs to perform work which is required to correct any potentially service impacting conditions or prevent Unplanned Outages, and such

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

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36

Digital Item License and Distribution Agreement
work needs to be performed outside of the Maintenance Window (“Emergency Maintenance”), Company shall notify the NDSS at the telephone number set forth below of such Emergency Maintenance forty-five (45) minutes prior to the start of the Emergency Maintenance. Company shall provide an estimated timeframe for resolution and a status of such Emergency Maintenance every two (2) hours until resolved.
b.	Nextel and Company Operations Center Contact Information.

Phone Numbers for Nextel and
Department	Company to Use	Hours of Operation
Nextel Data Solution Support (NDSS)	Phone number: 1- 866-539-8924	M — F 5am to 8pm MST; S -S 6am to 3pm MST After hours support: Email www.NextelDSS@nextel.com

Company Operations Center	Phone number: +1 650 571 1550	Business Hours: M - F 9am to 5pm PST After hours: Please call *****. This number is linked to v-mail and paging facilities Company commits to ***** response.
c.	Internet Connection.
i)	If data volume during the busiest hour (that hour with the most volume of data traffic on the Nextel data network) of a twenty-four (24) hour day is greater than 64 kilobits per second (Kbps), Company SHOULD provide a dedicated network link (“Internet Connection”) between the site where the Network Aware Digital Item(s) resides and the nearest Nextel network point of presence.

ii)	If data volume during the busiest hour (that hour with the most volume of data traffic on the Nextel data network) of a twenty-four (24) hour day is greater than 128 kilobits per second (Kbps), Company SHALL provide an Internet Connection between the site where the Network Aware Digital Item(s) resides and the nearest Nextel network point of presence.
d.	Bandwidth Provider. Company shall provide such Internet Connections by utilizing a bandwidth provider prior to commencement of an Internet Connection. Such Internet Connection shall be configured as not to conflict with the protocols and operating parameters specified by Nextel or an Affiliate of Nextel. Company shall bear all costs of implementing the Internet Connection, including but not limited to, obtaining the connection and maintenance of the connection.

e.	Third Party Servers. Company agrees that portions of Network Aware Digital Items hosted by Company may not be hosted on any server or other hosting device not owned and controlled by Company (“Third Party Server”), except in accordance with the following:
i.	Company shall promptly provide Nextel (and Boost Mobile, if any such Network Aware Digital Items are distributed to Boost Users and not other Nextel Users, as provided in Section 1.d of Exhibit G-1) with written notice of such proposal, which written notice shall include at a minimum the name and address of the person or entity that owns and controls the Third Party Server (“Host”), the name of a contact person for the Host and the proposed date of the transfer of each portion of such Network Aware Digital Item. No portion of a Network Aware Digital Item shall be hosted on a Third Party Server without the prior written consent of Nextel. Such consent shall not be unreasonably withheld; however, in no case shall any Host be a competitor of Nextel or any Affiliate of Nextel;

ii.	Company shall not install any portion of a Network Aware Digital Item on any Third Party Server or disclose any documentation related to a Network Aware Digital Item to any proposed Host

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

Nextel — Confidential — Not for Distribution

37

Digital Item License and Distribution Agreement
until the proposed Host and Company have executed a hosting agreement under which Host has agreed to be bound by terms and conditions that are consistent with and no less restrictive than the terms and conditions of this Agreement as if the Host were Company hereunder, including but not limited to the confidentiality obligations contained in Section 25 of the Agreement. Company will enforce and police compliance of Host with the terms of any such hosting agreement; and Company shall impose the same standards of service upon Host as set forth in this Agreement.

Nextel — Confidential — Not for Distribution

38

Digital Item License and Distribution Agreement
Exhibit G-3
CONTENT STANDARDS
1.	Company is responsible for ensuring that the Digital Items do not:
a.	disparage, defame, or discredit the Nextel name, or intentionally derogate or work to the detriment of the good name or business reputation of Nextel;

b.	promote a competitor of Nextel;

c.	provide a platform that would enable end users to register for stand-alone e-mail or messaging services, or provide the ability to enter a URL or create a portal to services or applications not provided by Operator;

d.	defame any person or entity, or contain any unlawful, obscene, harassing, or racially or ethnically offensive elements;

e.	facilitate or promote discrimination based upon race, gender, color, creed, age, sexual orientation, or disability; or

f.	Promote, enable or facilitate gambling or provide access to gambling services.
2.	Company is responsible for ensuring that the main focus of the Digital Items does not:
a.	promote illegal activity;

b.	depict sexually explicit images; or

c.	contain content promoting tobacco, or alcohol.

Nextel — Confidential — Not for Distribution

39

Digital Item License and Distribution Agreement
Exhibit H
MAIN POINT OF CONTACT
The main point of contact for Company is:

Name	*****
Title	Eastern Region Sales Direction, Sorrent
Phone number	*****
Mobile number	*****
Email address	*****
Address	*****
Fax number
Pager
The main point of contact for Nextel is:

Name	*****
Title	Sr. Product Manager
Phone number
Mobile number	*****
Email address	*****
Address	2003 Edmund Halley Drive, Reston, VA 20191
Fax number	*****
Pager	N/A
The main point of contact for Boost Mobile is:

Name	*****
Title	Sr. Product Manager
Phone number	*****
Mobile number	*****
Email address	*****
Address	2001 Edmund Halley Drive, Reston, VA 20191
Fax number	*****
Pager	N/a
Company contact for receipt of legal process is:

Name:	Paul Zuzelo
Address:	1810 Gateway Dr., Suite 200
San Mateo, CA 94404
Email:	pzuzelo@sorrent.com
Office #:	+ 1 650 571-1550 (BUSINESS HOURS)
***** AFTER HOURS
Fax#:	+ 1 650 571 5698
Mobile #:
Central Office #:	+ 1 650 571 1550
In addition to the POC above, Company shall contact the following person at Nextel regarding any

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

Nextel — Confidential — Not for Distribution

40

Digital Item License and Distribution Agreement
change in the above 24-7 contact:

Address:	Nextel Communications
Security and Fraud Department
2001 Edmund Halley, Drive
Reston, Virginia 20194

Telephone:	*****
*****
*****
*****
*****

Fax:	*****

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.

Nextel — Confidential — Not for Distribution

41

Digital Item License and Distribution Agreement
Exhibit I-1
REPORTING — NEXTEL USERS
For the purposes of Exhibit I-1, Nextel Users shall not include Boost Users.
1.	Company Reports.
a.	Roadmap. Within ten (10) business days of the end of each calendar quarter, Company shall provide to Nextel the title, description, target submission and availability dates of the Digital Items Company intends to make available on the Distribution Channels used by Nextel or an Affiliate pursuant to Exhibit D-1 during the upcoming three (3) months.

b.	Care reports. Within ten (10) business days after the end of each calendar month, Company shall submit to Nextel a report in electronic format containing the following information regarding such just-completed calendar month:
i)	Number of Nextel User support calls fielded by Company’s support representatives by day.

ii)	Accounting of the 10 most common Nextel User issues and number of daily calls received for each issue.
2.	Nextel Reports.
a.	Final Payment Report. Within thirty (30) calendar days of the end of each calendar month, Nextel shall submit to Company a report in electronic format containing the following information regarding such just-completed calendar quarter:
i)	Number of Digital Item licensed/ distributed

ii)	Total sales of Digital Items in U.S. dollars, less any adjustments.
c.	Nextel may provide access to online reporting information for the Distribution Channels where Company may have access to the following reports and queries. It is understood that online sales reporting is provided for informational purposes only and shall not reflect actual payments due to Company:
i)	sales and orders by Digital Item title by day of week.

ii)	sales and orders by Digital Item title by hour of day (15 minute increments).

iii)	top 10 Items by sales.

iv)	top 10 Items by orders.

v)	sales and orders by Device.

vi)	sales and orders by category.

vii)	sales and order by promotion.

Nextel — Confidential — Not for Distribution

Digital Item License and Distribution Agreement
Exhibit I-2
REPORTING — BOOST USERS
1.	Company Reports.
c.	Roadmap. Within ten (10) business days of the end of each calendar quarter, Company shall provide to Boost Mobile the title, description, target submission and availability dates of the Digital Items Company intends to make available on the Distribution Channels used by Nextel or an Affiliate pursuant to Exhibit D-2 during the upcoming three (3) months.

d.	Care reports. Within ten (10) business days after the end of each calendar month, Company shall submit to Boost Mobile a report in electronic format containing the following information regarding such just-completed calendar month:
i)	Number of Boost User support calls fielded by Company’s support representatives by day.

ii)	Accounting of the 10 most common Boost User issues and number of daily calls received for each issue.
2.	Nextel Reports.
a.	Final Payment Report. Within thirty (30) calendar days of the end of each calendar month, Nextel shall submit to Company a report in electronic format containing the following information regarding such just-completed calendar quarter:
iii)	Number of Digital Item licensed/ distributed to Boost Users

iv)	Total sales of Digital Items in U.S. dollars, less any adjustments.
c.	Nextel and/or any Nextel Affiliate may provide access to online reporting information regarding Boost Users for the Distribution Channels where Company may have access to the following reports and queries. It is understood that online sales reporting is provided for informational purposes only and shall not reflect actual payments due to Company:
vii)	sales and orders by Digital Item title by day of week.

viii)	sales and orders by Digital Item title by hour of day (15 minute increments).

ix)	top 10 Items by sales.

x)	top 10 Items by orders.

xi)	sales and orders by Device.

xii)	sales and orders by category.

vii)	sales and order by promotion.

Nextel — Confidential — Not for Distribution

Digital Item License and Distribution Agreement
Exhibit J
TRADEMARKS
1. Nextel Trademarks
a.	Nextel®

b.	Nextel logo only as follows:

c.	Nextel Compatible Product logo only as follows:

2.	Boost Mobile Trademarks
a.	Boost Mobile™

b.	Boost Mobile logos provided below, plus those other graphic logos (if any) as provided to Company for the purposes of this Agreement:

3.	Company Trademarks
a.

Nextel — Confidential — Not for Distribution

Digital Item License and Distribution Agreement

Nextel — Confidential — Not for Distribution

AMENDMENT No. 1
DIGITAL ITEM LICENSE AND DISTRIBUTION AGREEMENT
This Amendment No. 1 (“Amendment No. 1”) is made effective as of this 11th day of May, 2005 (the “Amendment No. 1 Effective Date”) and is attached to and forms a part of the Digital Item License and Distribution Agreement by and between Nextel Operations, Inc. (“Nextel”) and Sorrent, Inc. (“Company”), dated as of August 15, 2004 (“Agreement”). Unless otherwise defined in this Amendment No. 1, capitalized terms shall have the meaning set forth in the Agreement.
This Amendment No. 1 is entered into by and between Company and Nextel for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth herein. To the extent that any provision of this Amendment No. 1 conflicts with any provision of the Agreement, the applicable provision of the Agreement shall be deemed to be superseded by this Amendment No. 1, and the provision of this Amendment No. 1 shall be deemed to govern. Except as amended by this Amendment No. 1, the Agreement shall continue in full force and effect.
NOW, THEREFORE, the Parties hereby agree as follows:
I.	Exhibit A-2, Section 1 of the Agreement is amended by renaming the current second Section 1.b Section 1.c and by adding Sections 1.d and 1.e after such Section 1.c of Exhibit A-2 which such Sections 1.d and 1.e shall read as follows:
d.	5-Card Draw Poker is a Full Version Local Digital Item which has the following features and functionality (“5-Card Draw Poker”): A card game that enables Nextel Users to play poker games including 5-card draw and experience the thrill of a big win or the crush of losing your shirt with 5-card Draw Poker from Sorrent. Sit face-to-face with 3 ruthless opponents, bluffing, raising and calling-just like at a real poker table.

e.	Fox Sports Boxing is a Full Version Local Digital Item which has the following features and functionality (“Fox Sports Boxing”): A boxing game that enables Nextel Users to box opponents and puts them in the mobile ring. 1st person views of your opponents let you fight your way to become the champ! Multiple punches; 3 levels of difficulty; opponents show bruising and cuts.
II.	Exhibit E-2, Section 1.a(ii) of the Agreement is amended by renaming the current Section 1.a(ii) Section 1.a(ii)(A) and by adding Sections 1.a(ii)(B) and 1.a(ii)(C) after such Section 1.a(ii)(A) of Exhibit E-2 which such Sections 1.a(ii)(B) and 1.a(ii)(C) shall read as follows:
(B)	For the 5-Card Draw Poker Digital Item, as defined in Exhibit A-2, which shall be preloaded on Devices, Company shall receive a one-time lump sum payment in the amount of ***** dollars ($*****) (“Preload Payment 3”), payable ***** provided that Nextel has issued to Company in writing Initial Acceptance and Final Acceptance of the 5-Card Draw Poker Digital Item. For purposes of clarification, no Preload Payment 3 shall be due from or payable by Nextel if Nextel has not issued such Initial Acceptance and Final Acceptance in writing, however, if Nextel Preloads the 5-Card Draw Poker Digital Item on Devices, then such Preload Payment 3 shall be due and payable on the later of ***** or the date of such Preload. In addition, Company shall issue and Nextel shall receive an invoice for the Preload Payment 3 no later than forty-five (45) days before such Preload Payment 3 is due and payable. If, in its sole discretion, Nextel Preloads the 5-Card Draw Poker Digital Item on Devices, after the first one hundred ***** (*****) Devices Preloaded with the 5-

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.
Nextel Privileged and Confidential

Card Draw Poker Digital Item (for which no payment shall be due from or made by Nextel), Nextel will pay to Company ***** ($*****) per Device Preloaded with 5-Card Draw Poker (“Preload Payment 4”), payable per calendar quarter.

(C)	For the Fox Sports Boxing Digital Item, as defined in Exhibit A-2, which shall be preloaded on Devices, Company shall receive a one-time lump sum payment in the amount of ***** dollars ($*****) (“Preload Payment 5”), payable ***** provided that Nextel has issued to Company in writing Initial Acceptance and Final Acceptance of the Fox Sports Boxing Digital Item. For purposes of clarification, no Preload Payment 5 shall be due from or payable by Nextel if Nextel has not issued such Initial Acceptance and Final Acceptance in writing, however, if Nextel Preloads the Fox Sports Boxing Digital Item on Devices, then such Preload Payment 5 shall be due and payable on the later of ***** or the date of such Preload. In addition, Company shall issue and Nextel shall receive an invoice for the Preload Payment 5 no later than forty-five (45) days before such Preload Payment 5 is due and payable. If, in its sole discretion, Nextel Preloads the Fox Sports Boxing Digital Item on Devices, after the first ***** (*****) Devices Preloaded with the Fox Sports Boxing Digital Item (for which no payment shall be due from or made by Nextel), Nextel will pay to Company ***** ($*****) per Device Preloaded with Fox Sports Boxing Digital Item (“Preload Payment 6”), payable per calendar quarter.
     III. Exhibit E-2, Section 3.a of the Agreement is amended by deleting it in its entirety and replacing it with the following:
3.	General.
a.	Preload Payment 1, Preload Payment 2, Preload Payment 3, Preload Payment 4, Preload Payment 5, Preload Payment 6 and Digital Item Payment 1 are, collectively, the “Payments.”
IV.	Exhibit E-2, Section 4.a of the Agreement is amended by deleting it in its entirety and replacing it with the following:
4.	Payment Process.
a.	Except for Payments payable per calendar quarter, Payments shall be due and payable within forty-five (45) days following the end of each calendar month. Payments that are payable per calendar quarter shall be due and payable within forty-five (45) days following the end of each calendar quarter.
IN WITNESS WHEREOF, Company and Nextel have caused this Amendment No. 1 to be signed and delivered by their duly authorized representatives, all as of the Amendment No. 1 Effective Date.

SORRENT, INC.		NEXTEL OPERATIONS, INC.

By:	/s/ Paul Zuzelo	By:	/s/ Don Girskis

Name: Paul Zuzelo		Name: Don Girskis

Title: CAO		Title: Authorized Signatory

Date: May 13, 2005		Date: 6/8/2005

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.
Nextel Privileged and Confidential

AMENDMENT No. 2
DIGITAL ITEM LICENSE AND DISTRIBUTION AGREEMENT
This Amendment No. 2 (“Amendment No. 2”) is made effective as of this 7th day of September, 2005 (the “Amendment No. 2 Effective Date”) and is attached to and forms a part of the Digital Item License and Distribution Agreement by and between Nextel Operations, Inc. (“Nextel”) and Glu Mobile Inc. (formerly Sorrent, Inc.) (“Company”), dated as of August 15, 2004 and as amended (“Agreement”). Unless otherwise defined in this Amendment No. 2, capitalized terms shall have the meaning set forth in the Agreement.
This Amendment No. 2 is entered into by and between Company and Nextel for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth herein. To the extent that any provision of this Amendment No. 2 conflicts with any provision of the Agreement, the applicable provision of the Agreement shall be deemed to be superseded by this Amendment No. 2, and the provision of this Amendment No. 2 shall be deemed to govern. Except as amended by this Amendment No. 2, the Agreement shall continue in full force and effect.
NOW, THEREFORE, the Parties hereby agree as follows:
I.	Exhibit A-2, Section 1 of the Agreement is amended by adding Section l.f after Section l.e of Exhibit A-2 which such Section l.f shall read as follows:

f.	Zuma is a Full Version Local Digital Item which has the following features and functionality (“Zuma”): From the makers of some of the most popular online games of all-time, PopCap Games, Zuma lets you control the stone frog idol of the ancient Zuma in this thrilling action puzzler. Fire balls to make sets of three or more, but don’t let them reach the golden skull... or you’re history! Travel to new realms in Adventure Mode or test your skills in Gauntlet Mode. Either way, you’ll find it hard to put down this simple, yet highly addictive action puzzle game.

II.	Exhibit E-2, Section l.a(ii) of the Agreement is amended by adding Section l.a(ii)(D) after Section l.a(ii)(C) of Exhibit E-2 which such Section l.a(ii)(D) shall read as follows:
(D)	For the Zuma Digital Item, as defined in Exhibit A-2, which shall be preloaded on Devices, Company shall receive a one-time lump sum payment in the amount of ***** dollars ($*****) (“Preload Payment 7”), payable ***** provided that Nextel has issued to Company in writing Initial Acceptance and Final Acceptance of the Zuma Digital Item. For purposes of clarification, no Preload Payment 7 shall be due from or payable by Nextel if Nextel has not issued such Initial Acceptance and Final Acceptance in writing, however, if Nextel Preloads the Zuma Digital Item on Devices, then such Preload Payment 7 shall be due and payable on the later of ***** or the date of such Preload. In addition, Company shall issue and Nextel shall receive an invoice for the Preload Payment 7 no later than forty-five (45) days before such Preload Payment 7 is due and payable. If, in its sole discretion, Nextel Preloads the Zuma Digital Item on Devices, after the first ***** (*****) Devices Preloaded with the Zuma Digital Item (for which no payment shall be due from or made by Nextel), Nextel will pay to Company ***** ($*****) per Device Preloaded with Zuma (“Preload Payment 8”), payable per calendar quarter.

***** The omitted portions of this exhibit have been filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 promulgated under the Securities Act of 1933.
Nextel Privileged and Confidential

III.	Exhibit E-2, Section 3.a of the Agreement is amended by deleting it in its entirety and replacing it with the following:
3.	General.
a.	Preload Payment 1, Preload Payment 2, Preload Payment 3, Preload Payment 4, Preload Payment 5, Preload Payment 6, Preload Payment 7, Preload Payment 8 and Digital Item Payment 1 are, collectively, the “Payments.”
IN WITNESS WHEREOF, Company and Nextel have caused this Amendment No. 2 to be signed and delivered by their duly authorized representatives, all as of the Amendment No. 2 Effective Date. GLU MOBILE INC. (formerly SORRENT, NEXTEL OPERATIONS, INC.

By:	/s/ Paul Zuzelo	By:	/s/ Donald Girskis

Name: Paul Zuzelo		Name: Donald Girskis

Title: Chief Administration Officer		Title: Authorized Signatory

Date: September 15, 2005		Date: 9-20-2005
Nextel Privileged and Confidential